                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-9082
                                          -------------------------------------

                                  M FUND, INC.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

   M Financial Plaza
   1125 NW Couch Street, Suite 900  Portland, Oregon                  97209
--------------------------------------------------------         --------------
  (Address of principal executive offices)                         (Zip code)

   Daniel F. Byrne, President  M Fund, Inc.
   M Financial Plaza 1125 NW Couch Street, Suite 900  Portland, Oregon   97209
-------------------------------------------------------------------------------
                     (Name and address of agent for service)
   With a copy to:

   Frederick R. Bellamy, Esquire
   Sutherland, Asbill & Brennan LLP
   1275 Pennsylvania Avenue, N.W.
   Washington, D.C. 2004-2404

Registrant's telephone number, including area code:       (503) 232-6960
                                                          ---------------------

Date of fiscal year end:      12/31/2003
                              ---------------------------

Date of reporting period:     12/31/2003
                              ---------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

     The annual report for the period January 1, 2003 through December 31, 2003 is filed herewith.

                                  M FUND, INC.

                       Brandes International Equity Fund
                            Turner Core Growth Fund
                       Frontier Capital Appreciation Fund
                        Business Opportunity Value Fund

                                 Annual Report
                               December 31, 2003

                              [LOGO] M FUND, INC.
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M FUND, INC.
PRESIDENT'S LETTER

Dear Contract Owners:

We are pleased to share the financial condition of M Fund, Inc. (the "Company") as presented in the following Annual Report dated December 31, 2003. Total net assets under management ended at $437.8 Million during 2003.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Company, have prepared the attached discussion of results for each portfolio of the Company for the year ended December 31, 2003, in addition to their outlook for 2004.

Sub-Advisers to the Company are: Brandes Investment Partners, L.P. for the Brandes International Equity Fund, Turner Investment Partners for the Turner Core Growth Fund, Frontier Capital Management Company, LLC for the Frontier Capital Appreciation Fund, and Iridian Asset Management LLC for the Business Opportunity Value Fund.

The M Fund Board of Directors, in coordination with M Financial Investment Advisers, Inc. and M Fund, Inc.'s participating insurance carriers remain committed to providing opportunities to add value to shareholders.

We look forward to continued growth in assets in the upcoming year.

Sincerely,

/s/ Daniel F. Byrne

DANIEL F. BYRNE
PRESIDENT
M Fund, Inc.

                       BRANDES INTERNATIONAL EQUITY FUND

THE PORTFOLIO

    For the fiscal year ended December 31, 2003, the Brandes International Equity Fund returned 47.43%. For the same period, the MSCI EAFE Index advanced 38.6%.

    The Fund's advance during the year was broad-based, with positions in a wide range of countries and industries registering gains. On a country basis, advances for holdings in Japan made the most substantial contribution to returns. Top Japan-based performers included Sumitomo Mitsui Financial Group (commercial banking), TDK (electronic equipment & instruments), and Hitachi (household durables).

    Positions in nations such as Germany and France also registered significant gains. From an industry perspective, advances for holdings in commercial banking and diversified telecom services helped drive performance.

    During the period, we sold several positions as their market prices advanced toward our estimates of their fair values. We used the proceeds to purchase shares of new holdings at prices that we consider attractive. As a result of this buying and selling, the Fund's country and industry exposures shifted during the year. For example, exposure to France decreased, while exposure to the Netherlands grew. As of December 31, 2003, the Fund's most substantial weightings remain in Japan and in the diversified telecom services industry.

THE MARKETS

    After three consecutive years of declines, stocks in non-U.S. markets rallied strongly in 2003. Market indices around the world posted double-digit gains for the year. In addition, the decline in the value of the U.S. dollar bolstered returns for U.S.-based investors with holdings outside the United States.

    In Europe, gloomy economic news and uncertainty regarding military conflict in Iraq seemed to weigh on share prices in early 2003. As the year unfolded, however, economic data hinted at a burgeoning recovery, and confidence among European consumers and businesses strengthened significantly. After declining in the first quarter, the MSCI Europe Index registered gains in subsequent periods, posting a 38.5% advance for 2003.

    In Asia, equity prices followed a similar pattern. In the second quarter, for example, a limited outbreak of severe acute respiratory syndrome (SARS) temporarily dented tourism and retail sales in select Asian countries. However, as economic data for the region grew increasingly positive, share prices seemed to react warmly. For the year, the MSCI Pacific Index registered a 36.5% gain.

    Stocks in the world's emerging markets generally posted strong returns in 2003. Thanks to share price advances in developing nations across regions such as Latin America and Asia, the MSCI EMF (Emerging Markets Free) Index gained 56.3%.

CURRENT STRATEGY

    Stock prices around the world surged in 2003 as the global economy showed encouraging signs of recovery. Along the way, bullishness--a sentiment practically in exile since early 2000--seems to have tiptoed back into equity markets around the world.

    At Brandes Investment Partners, shifts in market spirit have no impact on our investment philosophy. In all environments, from gloomy bear to exuberant bull, we remain focused on purchasing stocks at

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discounts to their intrinsic values. We believe that this consistent approach will reward our clients with favorable returns over the long term.

    We acknowledge that many of the Fund's current holdings posted significant gains in 2003. However, we believe that all holdings remain undervalued, and we expect to realize significant profit as the market recognizes their true worth in the days ahead.

INDEX GUIDE

    MSCI EAFE: THE MSCI INDEX CONSISTS OF EQUITIES FROM EUROPE, AUSTRALASIA, AND THE FAR EAST. THE INDEX IS OFTEN USED AS A BENCHMARK FOR INTERNATIONAL EQUITY PORTFOLIOS AND INCLUDES DIVIDENDS AND DISTRIBUTIONS, BUT DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS, OR OTHER EXPENSES OF INVESTING.

    MSCI EUROPE: THE MSCI EUROPE INDEX IS AN UNMANAGED INDEX CONSISTING OF SECURITIES LISTED ON EXCHANGES IN MAJOR EUROPEAN COUNTRIES, AND INCLUDES DIVIDENDS AND DISTRIBUTIONS, BUT DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

    MSCI PACIFIC: THE MSCI PACIFIC INDEX CONSISTS OF EQUITIES FROM THE PACIFIC REGION, INCLUDING AUSTRALASIA AND THE FAR EAST. THE INDEX IS OFTEN USED AS A BENCHMARK FOR PACIFIC EQUITY PORTFOLIOS AND INCLUDES DIVIDENDS AND DISTRIBUTIONS, BUT DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS, OR OTHER EXPENSES OF INVESTING.

    MSCI EMF: THE MSCI EMF (EMERGING MARKETS FREE) INDEX IS AN UNMANAGED, FLOAT-WEIGHTED INDEX CONSISTING OF SECURITIES LISTED ON EXCHANGES IN DEVELOPING NATIONS THROUGHOUT THE WORLD AND INCLUDES DIVIDENDS AND DISTRIBUTIONS, BUT DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS, OR OTHER EXPENSES OF INVESTING.

    PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE OF THE FUND OR INDEX. SHARE VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT. THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED, DO NOT INCUR EXPENSES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

BRANDES INVESTMENT PARTNERS, L.P.
INVESTMENT SUB-ADVISER TO THE BRANDES INTERNATIONAL EQUITY FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BRANDES INTERNATIONAL EQUITY FUND AND MSCI EAFE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            BRANDES INTERNATIONAL
                 EQUITY FUND       MSCI EAFE INDEX**
1/4/96                    $10,000            $10,000
12/31/96                   $9,938            $10,610
12/31/97                  $10,162            $10,780
12/31/98                  $11,724            $12,945
12/31/99                  $17,334            $16,405
12/31/2000                $18,180            $14,080
12/31/2001                $15,859            $11,061
12/31/2002                $13,431             $9,298
12/31/2003                $19,802            $12,887


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED 12/31/03  1 YEAR  5 YEAR   SINCE INCEPTION*
Brandes International Equity Fund                          47.43%   11.05%             8.92%
MSCI EAFE Index                                            38.60%  (0.08)%             3.23%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE OF THE FUND OR INDEX. SHARE VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED, DO NOT INCUR EXPENSES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.

---------
*  Inception date is January 4, 1996
** 1/1/96 to 12/31/03

    MORGAN STANLEY CAPITAL INTERNATIONAL--EUROPE, AUSTRALIA, FAR EAST INDEX

The arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the following 21 countries:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It includes the effect of reinvested dividends, net of foreign taxes withheld, and is measured in U.S. dollars. The index is calculated on a total return basis.

                            TURNER CORE GROWTH FUND

    After three consecutive years of losses in the US equity markets, stocks delivered significant gains during 2003. A broad based rally drove all major market indices to double-digit returns. The Dow Jones Industrial Average gained more then 25 percent; the S&P 500 Index gained 26 percent and the Nasdaq Composite Index gained more then 50 percent. Small capitalization stocks, as measured by results of the Russell 2000 Index, were up more than 47 percent, making this the best year for small caps in the 25 year history of the index. For the fiscal year ended December 31, 2003, the Turner Core Growth Fund recorded a return of 34.58%, outperforming the 29.76% return posted by the Russell 1000 Growth Index.

    Investors began the year cautiously, as they waited for news on the impending war in Iraq and Wall Street scandals continued to plague the headlines. The rally began in mid-March, spurred on by low interest rates, strong consumer activity and the belief that the recovering economy would revive corporate earnings. Tax relief, strong economic data and demonstrable growth in corporate profits boosted investor confidence and sustained the rally through the fourth quarter.

    In December, both the Dow Jones Industrial Average and the Nasdaq broke significant psychological barriers, as the Dow surpassed the 10,000-point mark and the Nasdaq closed above 2,000 for the first time in nearly two years. We are also encouraged by the breadth of this year's market rally. Of the 499 stocks in the S&P 500 that traded for the entire year, 92 percent had positive returns. In addition, market volatility declined during 2003. We believe that both of these factors may indicate that the current rally is the initial phase of a longer-term upward bias in the market.

    Holdings in the technology, financial services and healthcare sectors contributed the most to performance for the year. Specific areas of strength in technology included packaged software and telecommunication equipment companies. In healthcare, the fund's holdings in pharmaceuticals contributed to results for the year. Within healthcare, our decision not to hold a position in Merck & Co., Inc. and to underweight our positioning in Johnson & Johnson helped results. Bright spots in the financial services sector came from holdings in the financial conglomerates industry. The fund's holdings in the utilities sector, specifically companies in the wireless communications industry hurt performance results for the year.

    We believe a rebound in corporate spending, low interest rates and an improving outlook for employment will have a favorable impact on economic activity and should sustain economic growth well into 2004. We continue to focus on investing in companies that are best positioned to benefit from improving trends and to deliver long-term earnings growth.

    PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE OF THE FUND OR INDEX. SHARE VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT. THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED, DO NOT INCUR EXPENSES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

TURNER INVESTMENT PARTNERS, INC.
INVESTMENT SUB-ADVISER TO THE TURNER CORE GROWTH FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE TURNER CORE GROWTH FUND AND THE RUSSELL 1000 GROWTH INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            TURNER CORE
            GROWTH FUND  RUSSELL 1000 GROWTH INDEX**
1/4/96          $10,000                      $10,000
12/31/96        $12,003                      $12,307
12/31/97        $15,397                      $16,060
12/31/98        $20,719                      $22,276
12/31/99        $29,029                      $29,663
12/31/2000      $25,792                      $23,011
12/31/2001      $19,704                      $18,312
12/31/2002      $14,478                      $13,206
12/31/2003      $19,484                      $17,138


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED 12/31/03  1 YEAR  5 YEAR   SINCE INCEPTION*
Turner Core Growth Fund                                    34.58%  (1.22)%             8.70%
Russell 1000 Growth Index                                  29.76%  (5.11)%             6.97%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE OF THE FUND OR INDEX. SHARE VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED, DO NOT INCUR EXPENSES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.

---------
*   Inception date is January 4, 1996
**  1/1/96 to 12/31/03

                           RUSSELL 1000 GROWTH INDEX

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

                       FRONTIER CAPITAL APPRECIATION FUND

    For the fiscal year ended December 31, 2003, the Frontier Capital Appreciation Fund returned 55.89%. For the fiscal year ended December 31, 2003, the Russell 2500 index rose 45.50% compared to a gain of 29.9% for the Russell 1000 index.

    For the quarter ended December 31, the Frontier Capital Appreciation Fund returned 18.5%. Small and mid cap stocks posted another solid gain for the December quarter as the Russell 2500 gained 14.4%. As has been the case all year, this segment of the market outperformed large cap stocks as the Russell gained 12.3%.

    Our performance during the quarter and the year is a result of our investment strategy from one year ago. This strategy was based on the belief that the U.S. economy would not slide back into recession, that corporate profits would improve, and that monetary and fiscal policy would stay very stimulative. Furthermore, we thought the impact of corporate scandals would fade with tighter accounting standards and more vigilant corporate and S.E.C. oversight.

    Our weightings were focused on those sectors most likely to benefit from an improving economic environment. These included technology, materials and processing, consumer discretionary, and producer durables. While exposure to these sectors certainly helped our overall performance, the majority of our out performance came as a result of our stock selection.

    With regard to stock selection, the table below shows our top five and bottom five contributors to performance for all of 2003.

                       TOP 5
----------------------------------------------------
STOCK                       RETURN      CONTRIBUTION
-----                    ------------   ------------
Harman Int'l                     149%           2.9%
Graftech Int'l                   127%           2.7%
Sonus Networks                   656%           2.4%
Hasbro                            86%           1.8%
Chicago Bridge & Iron             92%           1.7%

                      BOTTOM 5
----------------------------------------------------
STOCK                       RETURN      CONTRIBUTION
-----                    ------------   ------------
Investment Technology            -36%          -0.4%
Northwest Pipe                   -23%          -0.3%
PMA Capital                      -65%          -0.3%
Stewart Enterprises              -56%          -0.3%
FreeMarkets                      -34%          -0.2%

    While we continue to own all of our top five contributors, we have reduced our weightings in each of these names throughout the year. As for our bottom five contributors, all were sold during the year with the exception of Northwest Pipe.

    Sentiment toward the economy and the stock market has changed significantly in the past twelve months. At the start of the year, the economy was struggling, corporate profits were weak, we were on the verge of war in Iraq, tensions were escalating on the India and Pakistan borders, and terrorists' risks were high. While many of these issues are still concerns today, prospects for the economy are certainly brighter. Real GDP grew at a robust 8.2% annualized rate in the third quarter, the strongest rate of increase in twenty years and most forecasters are now projecting above trend line 4% gains for at least the next several quarters. Corporate profits are rebounding strongly, the tone from company managements is more upbeat, and our internal earnings projections have risen accordingly. Naturally this improved outlook is reflected in today's stock prices. The challenge for us in 2004 will be to own stocks with attractive growth prospects but that are also reasonably priced.

    PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE OF THE FUND OR INDEX. SHARE VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT. THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED, DO NOT INCUR EXPENSES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

FRONTIER CAPITAL MANAGEMENT CO., L.L.C.
INVESTMENT SUB-ADVISER TO THE FRONTIER CAPITAL APPRECIATION FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
    THE FRONTIER CAPITAL APPRECIATION FUND AND THE RUSSELL 2500 STOCK INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            FRONTIER CAPITAL   RUSSELL 2500
            APPRECIATION FUND  STOCK INDEX**
1/4/96                $10,000        $10,000
12/31/96              $13,035        $11,903
12/31/97              $15,915        $14,803
12/31/98              $16,182        $14,860
12/31/99              $23,331        $18,446
12/31/2000            $25,119        $19,234
12/31/2001            $24,868        $19,467
12/31/2002            $18,581        $16,004
12/31/2003            $28,966        $23,286


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED 12/31/03  1 YEAR  5 YEAR  SINCE INCEPTION*
Frontier Capital Appreciation Fund                         55.89%  12.35%            14.22%
Russell 2500 Stock Index                                   45.50%   9.40%            11.14%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE OF THE FUND OR INDEX. SHARE VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED, DO NOT INCUR EXPENSES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.

---------
*  Inception date is January 4, 1996
** 1/1/96 to 12/31/03

                            RUSSELL 2500 STOCK INDEX

The 2,500 smallest capitalization securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The index is reconstituted annually in June, based upon the May 31 market capitalization rankings. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                        BUSINESS OPPORTUNITY VALUE FUND

    To describe 2003 as a recovery year would be a gross understatement. Investors entered the year engulfed in anxiety and exited with relief and optimism. Although as always the investment world faces numerous challenges, relative to a year ago the concerns appear quite modest. The threat of debilitating global deflation and continued economic stagnation has largely dissipated. Growth in the United States and China has been sufficient to lift global commercial activity and improve the prospects for a self-sustaining synchronized global expansion. We may not be talking about the Golden Age, but the fear of financial calamity that was so rampant and pervasive a year ago has abated. Discussion today is dominated by evaluation of investment opportunity rather than disaster avoidance. Risk tolerance is in, risk aversion casually practiced.

    Most importantly a degree of confidence has been restored: confidence of consumers, investors and corporate executives. Inflation remains remarkably low, defying the naysayers looking for every telltale sign of its imminent emergence. Productivity growth remains impressive, having averaged 5.4% for the last two years and reaching 8.4% in the third quarter. The Federal Reserve remains committed to a stimulative monetary policy, staunchly defending its belief that as long as the output gap exists, there is no threat of inflation. Unprecedented fiscal stimulus in the form of tax cuts and aggressive government spending, in conjunction with another mortgage refinancing boom which accompanied an unexpected sharp decline in rates at mid-year, strongly reinforced the consumer driven, front-end of the economy.

    The recovery in financial markets, evidenced by the availability of and access to capital has restored risk premiums to more normal levels. Corporate borrowing rates have declined, credit spreads have narrowed, and junk bond yields have dropped a dramatic 600 basis points. Consequently, corporate balance sheets in general have been restored to good health. Equity prices have rebounded globally. Mergers & Acquisitions activity evinces the early signs of a long-awaited resurgence. The resumption of a consolidation trend in many industries should be anticipated as a strategic response to worldwide competitive pressures on revenues and margins. Growing evidence of a sustained global synchronized recovery will provide self-reinforcing confidence in the corporate sector.

    While the preponderance of the data suggests that 2004 should be a year of continued economic recovery, the outlook is not risk-free. The near-term implications of growing distortions and imbalances associated with the twin U.S. budget and current account deficits should not be ignored. However, we believe that self-correcting market mechanisms will gradually restore equilibrium. The risk however of market dislocations resulting from a more severe or precipitous decline of the dollar should not be ignored. An alteration in the willingness of foreign investors, to accumulate U.S. Treasury securities could precipitate a considerable rise in domestic interest rates and pose acute monetary policy challenges. Although we view the short-to-intermediate term risk of such a change in policy as somewhat remote, one does not need reminding that the world remains a dangerous and volatile place. Unanticipated events are always lurking, and markets are more vulnerable with valuations already reflecting investor optimism.

    The issue of employment growth remains the last critical element of the recovery that continues to confound and frustrate hopes for cementing conviction in a self-sustaining expansion. Recent data, while directionally encouraging, remain unconvincing. Productivity growth is a two-edge sword. While it restrains inflationary pressures, rewards consumers, and provides a significant boost to corporate profits, productivity growth simultaneously depresses new job creation. Outsourcing of manufacturing jobs, as well as the growing demand for outsourced service-sector and white-collar jobs, also cloud the employment picture. However, it would be counter-intuitive to think the fundamental improvements in efficiency, output growth and rising living standards commonly associated with productivity gains, should be viewed negatively. As corporate profits and confidence rise, balance sheets strengthen, and stimulus from a lower dollar and the restocking of inventories from historically low levels boost industrial activity, it is not difficult for us to imagine, despite the substantial headwinds of productivity and outsourcing, an improving employment outlook.

    Our view at this point is that, as the economic expansion gains traction, the pressure of modestly higher interest rates during the course of the year will not be so dramatic as to meaningfully contract valuation multiples. Increases in corporate profits should translate into market gains roughly commensurate with their rate of growth. We believe that the current investment environment will prove receptive to our private-equity style of investing. Our emphasis on free cash flow and nominal cash-on-cash returns in an environment of essentially "zero" inflation and low nominal interest rates will gain acceptance. After consecutive years of dramatic and unprecedented fluctuations and deviations in equity risk premiums, 2004 could well be a year in which a focus on nominal returns, cash flows and quality stock selection will achieve distinguished returns.

POSITIVE PERFORMANCE CONTRIBUTION:

    FLEETBOSTON FINANCIAL has agreed to be acquired by Bank America. The merger received antitrust clearance from both the FTC and the Justice Department and is expected to close by the end of the second quarter.

    GUIDANT explained why its cardiac rhythm management business will continue to grow at a 20% plus rate and outlined critical clinical and regulatory pathways for their multi-pronged drug-eluting stent program.

    TYCO INTERNATIONAL announced several debt transactions that will provide a better term structure, less covenants, and modest earnings accretion. Its Electronics unit has also begun to see its business benefit from the continuing recovery in the connector industry, where bookings have been stronger than expected.

    US BANCORP announced that the spin-off of its Piper Jaffray unit was declared effective by the SEC.

    UNITED TECHNOLOGIES announced that its businesses have begun to see the impact of the improving economy. Management also re-confirmed positive earnings guidance for 2004.

NEGATIVE PERFORMANCE CONTRIBUTION:

    AT&T WIRELESS reported weak subscriber growth and high customer turnover in the third quarter.

NEW PURCHASES:

    AMGEN is one of the largest, most diverse companies in the biotech industry. Having completed a major capacity expansion for Enbrel, cash flow will increase to $7 Billion over the next two years. Also an expanded label for Enbrel for psoriasis and for Aranesp for cancer worldwide and for dialysis overseas is expected, which will further enhance returns.

    ANTHEM is acquiring WellPoint, creating the largest U.S. benefits company with about 30% of Blue Cross/Blue Shield's total membership. Significant cost savings and synergies will be realized from this merger.

    AT&T WIRELESS is one of six wireless communications service providers in the U.S. Margin improvement is expected as roaming charges and overhead costs come down and also from improved systems. The company is also a likely acquisition target as this industry consolidates.

    CAREMARK RX will become the largest prescription benefit management (PBM) company with its acquisition of Advance PCS. Significant operating synergies and scale are expected to increase returns and position the company to take advantage of the attractive growth dynamics of this industry.

    CONCORD EFS offers transaction authorization, processing, settlement and funds transfer services in selected markets nationwide. The company's pin debit business is the fastest growing segment of the electronic payment business. The stock was re-purchased on expectations that the merger with First Data will be completed.

    HEWLETT PACKARD is a leading global provider of products, technologies, solutions and services to consumers and businesses. Its Imaging and Printing Systems business is a significant generator of free cash flow, which is being used to buy back stock. With the integration of Compaq completed and the improving economy, the IT hardware business is positioned to return to profitability, which will further enhance returns.

    INTERNATIONAL PAPER is the world's largest paper and forest products firm. As the dollar continues to weaken and the economic recovery strengthens, the decision was made to re-purchase these shares because of increased confidence that these factors will lead to a pricing turn in its markets, enhancing the company's cash flow.

    MCDONALD'S operates or licenses more than 31,000 fast-food restaurants in the U.S., Canada, and overseas. New management has cut capital spending and has focused on existing operations. With these changes in capital allocation, free cash flow has begun to increase and is being used to buy back stock and for a significant increase in the dividend.

    UNITEDHEALTH GROUP is a diversified health and well-being company, offering products through five primary operating companies: United Healthcare, Ovations, Uniprise, Specialized Care Services, and Ingenix. The company generates significant free cash flow and uses a majority of it to buy back stock.

    XEROX develops, manufactures, markets, finances, and services a wide range of copiers, laser printers and document publishing equipment. The company is three quarters into a product cycle transition from light lens/analog technology to digital and digital color products and should begin to see its high margin service business improve. This will further enhance free cash flow generation, allowing the company to de-leverage its balance sheet.

POSITIONS SOLD:

    CONCORD EFS was sold because of concerns that the company could lose some contracts to Visa and the uncertainty of the timing of the completion of their acquisition by First Data.

    DOW CHEMICAL, HSBC AND WELLPOINT HEALTH NETWORKS were sold because the shares had reached fair value.

    INTERNATIONAL PAPER was sold to put the money to work in other new ideas because a pricing turn was not imminent in the container board and white paper markets.

    MELLON was sold in order to put the money to work in more compelling ideas in the portfolio.

    WASTE MANAGEMENT was sold because we lost faith in management.

    PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE OF THE FUND OR INDEX. SHARE VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT. THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED, DO NOT INCUR EXPENSES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

IRIDIAN ASSET MANAGEMENT L.L.C.
INVESTMENT SUB-ADVISER TO BUSINESS OPPORTUNITY VALUE FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BUSINESS OPPORTUNITY VALUE FUND AND THE RUSSELL 1000 VALUE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            BUSINESS OPPORTUNITY  RUSSELL 1000
                 VALUE FUND       VALUE INDEX**
2/1/2002                 $10,000        $10,000
3/31/2002                $10,450        $10,490
6/30/2002                 $9,300         $9,597
9/30/2002                 $7,620         $7,795
12/31/2002                $7,880         $8,514
3/30/2003                 $7,457         $8,100
6/30/2003                 $8,595         $9,499
9/30/2003                 $8,967         $9,695
12/31/2003               $10,217        $11,071


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED 12/31/03  1 YEAR  SINCE INCEPTION*
Business Opportunity Value Fund                            29.65%             1.12%
Russell 1000 Value Index                                   30.03%             5.45%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE OF THE FUND OR INDEX. SHARE VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED, DO NOT INCUR EXPENSES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.

---------
*  Inception date is February 1, 2002
** 2/1/02 to 12/31/03

                            RUSSELL 1000 VALUE INDEX

The Russell 1000 Value Index measures the performance of those Russell 1000 Securities with lower price-to-book ratios and lower forcasted growth values.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

                                                         VALUE
  SHARES                                                (NOTE 1)
----------                                            ------------
            FOREIGN COMMON STOCKS--98.2%
            BELGIUM--1.9%
   135,500  Interbrew...............................  $  3,604,332
                                                      ------------
            BRAZIL--3.2%
   319,900  Centrais Electricas Brasileiras
              SA--Class B--ADR......................     2,688,920
    43,400  Petroleo Brasileiro SA--ADR.............     1,157,044
    18,533  Tele Centro Oeste Celular Participacoes
              SA--ADR...............................       182,553
     1,117  Tele Norte Leste Participacoes
              SA--ADR...............................        17,235
    55,600  Telecomunicacoes Brasileiras SA--ADR....     1,880,392
                                                      ------------
                                                         5,926,144
                                                      ------------
            CANADA--1.0%
   428,200  Bombardier, Inc.--Class B...............     1,809,319
                                                      ------------
            FRANCE--4.6%
   250,300  Alcatel SA*.............................     3,212,598
    79,760  European Aeronautic Defense and Space
              Co....................................     1,890,020
    54,200  Michelin (C.G.D.E.)--Class B............     2,478,745
    30,220  Nexans SA...............................     1,007,103
                                                      ------------
                                                         8,588,466
                                                      ------------
            GERMANY--11.0%
   115,600  Bayerische Hypo-und Vereinsbank AG*.....     2,688,434
    67,200  DaimlerChrysler AG--Registered..........     3,108,758
   209,700  Deutsche Telekom AG--Registered*........     3,764,406
    73,700  E.ON AG.................................     4,811,225
    28,900  Hypo Real Estate Holding AG*............       713,888
    53,300  Schering AG.............................     2,690,858
    48,800  Volkswagen AG...........................     2,720,716
                                                      ------------
                                                        20,498,285
                                                      ------------
            HONG KONG--1.0%
   299,500  Swire Pacific, Ltd.--Class A............     1,847,837
                                                      ------------
            ITALY--3.6%
   829,430  Banca Intesa SpA........................     3,232,297
 1,165,538  Telecom Italia SpA*.....................     3,443,215
                                                      ------------
                                                         6,675,512
                                                      ------------
                                                         VALUE
  SHARES                                                (NOTE 1)
----------                                            ------------
            JAPAN--21.8%
    93,200  Daiichi Pharmaceutical Co., Ltd.........  $  1,675,223
   754,000  Hitachi, Ltd............................     4,533,966
       263  Japan Tobacco, Inc......................     1,921,763
   471,000  Komatsu, Ltd............................     2,981,290
   312,000  Matsushita Electric Industrial Co.......     4,304,049
       218  Millea Holdings, Inc....................     2,840,920
   357,000  Mitsubishi Heavy Industries, Ltd........       990,282
       438  Mitsubishi Tokyo Financial..............     3,408,433
   329,000  Mitsui Sumitomo Insurance Co., Ltd......     2,694,964
   255,000  Nippon Oil Corp.........................     1,296,007
       458  Nippon Telegraph & Telephone Corp.......     2,204,096
    15,200  Nippon Telegraph & Telephone
              Corp.--ADR............................       373,312
    34,000  Ono Pharmaceutical Co...................     1,275,435
   179,000  Sankyo Co., Ltd.........................     3,357,396
       661  Sumitomo Mitsui Financial Group, Inc....     3,513,274
    45,800  TDK Corp................................     3,291,222
                                                      ------------
                                                        40,661,632
                                                      ------------
            MEXICO--3.3%
    70,400  America Movil--ADR--Series L............     1,924,737
    91,985  Cemex SA de CV--SP ADR Certificate of
              Participation.........................     2,410,007
    54,800  Telefonos de Mexico SA--ADR.............     1,810,044
                                                      ------------
                                                         6,144,788
                                                      ------------
            NETHERLANDS--11.0%
   122,211  ABN AMRO Holding NV.....................     2,849,863
   101,500  Akzo Nobel NV...........................     3,904,427
   146,409  ING Groep NV--CVA.......................     3,403,098
   434,167  Koninklijke Ahold NV*{.}................     3,296,577
    72,300  Unilever NV--CVA........................     4,712,560
   149,468  Wolters Kluwer NV.......................     2,329,913
                                                      ------------
                                                        20,496,438
                                                      ------------
            NEW ZEALAND--1.3%
   672,838  Telecom Corp. of New Zealand, Ltd.......     2,363,716
                                                      ------------

   The accompanying notes are an integral part of these financial statements.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

                                                         VALUE
  SHARES                                                (NOTE 1)
----------                                            ------------
            PORTUGAL--1.5%
   287,208  Portugal Telecom SA.....................  $  2,881,172
                                                      ------------
            RUSSIA--1.0%
    20,000  Lukoil--ADR.............................     1,860,000
                                                      ------------
            SINGAPORE--3.3%
   189,736  DBS Group Holdings, Ltd.................     1,642,301
   260,031  Jardine Matheson Holdings, Ltd..........     2,366,282
   293,000  Overseas Chinese Banking Corp...........     2,087,558
                                                      ------------
                                                         6,096,141
                                                      ------------
            SOUTH AFRICA--0.4%
    66,000  SABMiller Plc...........................       682,311
                                                      ------------
            SOUTH KOREA--2.4%
   219,700  Korea Electric Power Corp.--ADR.........     2,282,683
   115,900  KT Corp.--SP ADR........................     2,210,213
                                                      ------------
                                                         4,492,896
                                                      ------------
            SPAIN--6.1%
   275,433  Banco Bilbao Vizcaya Argentaria SA......     3,791,403
   173,600  Repsol YPF, SA..........................     3,373,875
   281,042  Telefonica SA...........................     4,112,388
       483  Telefonica SA--ADR......................        21,344
                                                      ------------
                                                        11,299,010
                                                      ------------
            SWITZERLAND--7.0%
    23,200  Nestle SA--Registered...................     5,778,494
     8,040  Swisscom AG.............................     2,644,140
    32,374  Zurich Financial Services*{.}...........     4,644,988
                                                      ------------
                                                        13,067,622
                                                      ------------
                                                         VALUE
  SHARES                                                (NOTE 1)
----------                                            ------------
            UNITED KINGDOM--12.6%
   797,300  BAE Systems Plc.........................  $  2,395,172
   111,300  British American Tobacco Plc............     1,530,191
   275,800  British Energy Plc*.....................        21,914
 1,110,473  BT Group Plc............................     3,732,526
 3,529,155  Corus Group Plc 144A*{.}................     1,890,392
 1,931,900  Corus Group Plc 144A--WI*{.}............             0
   627,600  Friends Provident Plc...................     1,479,165
   654,354  Imperial Chemical Industries Plc........     2,325,015
 1,344,576  Invensys Plc*...........................       438,135
   446,700  J Sainsbury Plc.........................     2,494,440
   685,838  Marks & Spencer Group Plc...............     3,538,989
   398,100  Reuters Group Plc.......................     1,670,398
   390,000  Safeway Plc.............................     1,977,620
                                                      ------------
                                                        23,493,957
                                                      ------------
            VENEZUELA--0.2%
    20,180  Cia Anonima Telefonos de
              Venezuela--ADR........................       307,947
                                                      ------------
            TOTAL FOREIGN COMMON STOCKS
              (Cost $168,250,557)...................   182,797,525
                                                      ------------
            DOMESTIC COMMON STOCKS--1.0%
            UNITED STATES--1.0%
    71,010  Tyco International, Ltd.
              (Cost $741,643).......................     1,881,765
                                                      ------------

   The accompanying notes are an integral part of these financial statements.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

   PAR                                                                           VALUE
  AMOUNT                                                  YIELD    MATURITY     (NOTE 1)
----------                                                ------  ----------  ------------
            SHORT-TERM INVESTMENTS--7.0%
$1,121,782  Bank of Montreal+...........................  1.060%  01/15/2004  $  1,121,782
 5,010,633  Merrill Lynch & Co.+........................  1.040%  01/02/2004     5,010,633
   419,102  Merrill Lynch Premier Institional Fund+.....  1.037%  01/02/2004       419,102
 3,444,810  Merrimac Cash Fund--Premium Class+**........  0.976%  01/02/2004     3,444,810
 1,555,488  Sheffiled Receivables Corp.+................  1.081%  01/28/2004     1,555,488
 1,565,823  Sheffiled Receivables Corp.+................  1.091%  01/06/2004     1,565,823
                                                                              ------------
            TOTAL SHORT-TERM INVESTMENTS--(Cost $13,117,638)................    13,117,638
                                                                              ------------
            TOTAL INVESTMENTS AT MARKET VALUE--106.2%
              (Cost $182,109,838)...........................................   197,796,928
            OTHER LIABILITIES IN EXCESS OF ASSETS--(6.2%)...................   (11,558,808)
                                                                              ------------
            NET ASSETS--100.0%..............................................  $186,238,120
                                                                              ============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR--American Depositary Receipt
WI--When Issued Security
*    Non-Income Producing Security
{.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+    Represents collateral received from securities lending transactions.
** Regulated Investment Company advised by Investors Bank and Trust Co. (IBT). IBT is also the Accounting and Custody Agent for this fund.
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

   At December 31, 2003, industry sector diversification of the Brandes International Equity Fund's investments as a percentage of net assets was as follows:

                                                    PERCENTAGE
                                                      OF NET
                 INDUSTRY SECTOR                      ASSETS
                 ---------------                    ----------
Diversified Telecom Services......................      17.1%
Banking...........................................      12.9%
Food and Beverage Products........................       7.6%
Insurance.........................................       6.3%
Electric Utilities................................       5.3%
Pharmaceuticals...................................       4.8%
Electrical Equipment..............................       4.7%
Automotive........................................       4.5%
Oil & Gas.........................................       4.1%
Diversified Financial Services....................       4.1%
Chemicals.........................................       3.3%
Aerospace & Defense...............................       3.3%
Food & Drug Retailing.............................       2.8%
Machinery.........................................       2.4%
Household Durables................................       2.3%
Beverages, Food & Tobacco.........................       2.2%
Media.............................................       2.2%
Multi Line Retail.................................       1.9%
Communications....................................       1.7%
Food Retailers....................................       1.3%
Building Materials................................       1.3%
Wireless Telecom..................................       1.0%
Metals & Mining...................................       1.0%
Conglomerates.....................................       1.0%
Telephone Systems.................................       0.1%
                                                     -------
                                                        99.2%
                                                     =======

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

                                                         VALUE
  SHARES                                               (NOTE 1)
----------                                            -----------
            COMMON STOCKS--98.3%
            AIRLINES--0.6%
    12,380  Ryanair Holdings Plc--SP ADR*...........  $   626,923
                                                      -----------
            AUTOMOTIVE--0.7%
    13,990  Navistar International Corp.*...........      669,981
                                                      -----------
            BANKING--3.0%
    12,120  Investors Financial Services Corp.***...      465,529
    17,510  Northern Trust Corp.....................      812,814
    27,155  Wells Fargo Co..........................    1,599,158
                                                      -----------
                                                        2,877,501
                                                      -----------
            BEVERAGES, FOOD & TOBACCO--4.9%
    34,920  Coca-Cola Co............................    1,772,190
    19,010  Dean Foods Co.*.........................      624,859
    28,260  Pepsico, Inc............................    1,317,481
    25,750  SYSCO Corp..............................      958,672
                                                      -----------
                                                        4,673,202
                                                      -----------
            COMMERCIAL SERVICES--3.3%
    24,000  Alliance Data Systems Corp.*............      664,320
    51,610  Allied Waste Industries, Inc.*..........      716,347
    14,130  eBay, Inc.*.............................      912,657
    11,520  United Parcel Service,
              Inc.--Class B.........................      858,816
                                                      -----------
                                                        3,152,140
                                                      -----------
            COMMUNICATION EQUIPMENT--1.4%
    68,360  Corning, Inc.*..........................      712,995
   157,320  Nortel Networks Corp.*..................      665,464
                                                      -----------
                                                        1,378,459
                                                      -----------
            COMMUNICATIONS--1.0%
    65,290  Motorola, Inc...........................      918,630
                                                      -----------
            COMPUTER SOFTWARE & PROCESSING--7.8%
     8,770  Affiliated Computer
              Services--Class A*....................      477,614
    10,740  CDW Corp................................      620,342
    21,130  First Data Corp.........................      868,232
     8,120  Mercury Interactive Corp.*..............      394,957
    78,590  Microsoft Corp..........................    2,164,369
    16,050  SAP AG--SP ADR..........................      667,038
    29,190  Siebel Systems, Inc.*...................      404,865
    27,180  Sungard Data Systems, Inc.*.............      753,158
    19,920  Symantec Corp.*.........................      690,228
    11,350  Yahoo!, Inc.*...........................      512,679
                                                      -----------
                                                        7,553,482
                                                      -----------
                                                         VALUE
  SHARES                                               (NOTE 1)
----------                                            -----------
            COMPUTERS & INFORMATION--2.8%
    74,510  Cisco Systems, Inc.*....................  $ 1,809,848
    70,490  EMC Corp.*..............................      910,731
                                                      -----------
                                                        2,720,579
                                                      -----------
            CONGLOMERATES--5.2%
   102,770  General Electric Co.....................    3,183,815
    68,030  Tyco International, Ltd.................    1,802,795
                                                      -----------
                                                        4,986,610
                                                      -----------
            ELECTRIC UTILITIES--0.6%
    64,140  AES Corp.*..............................      605,482
                                                      -----------
            ELECTRONICS--5.4%
    58,660  Applied Materials, Inc.*................    1,316,917
    11,180  KLA-Tencor Corp.*.......................      655,931
    12,920  Molex, Inc..............................      450,779
    15,160  National Semiconductor Corp.*...........      597,456
    11,760  Novellus Systems, Inc.*.................      494,508
    41,370  Sanmina-Sci Corp.*......................      521,676
    11,500  Silicon Laboratories, Inc.*.............      497,030
    19,600  Sony Corp.--SP ADR......................      679,532
                                                      -----------
                                                        5,213,829
                                                      -----------
            ENTERTAINMENT--4.5%
    47,610  Cablevision Systems New York Group A*...    1,113,598
    35,683  InterActiveCorp*........................    1,210,724
    20,390  International Game Technology...........      727,923
    69,520  Time Warner, Inc.*......................    1,250,665
                                                      -----------
                                                        4,302,910
                                                      -----------
            ENTERTAINMENT & LEISURE--0.6%
    14,460  Carnival Corp...........................      574,496
                                                      -----------
            FINANCIAL SERVICES--11.8%
    37,870  American Express Co.....................    1,826,470
    87,460  Charles Schwab Corp. (The)..............    1,035,526
    70,620  Citigroup, Inc..........................    3,427,895
    13,440  Goldman Sachs Group, Inc. (The).........    1,326,931
    45,070  MBNA Corp...............................    1,119,989
    32,130  Morgan Stanley..........................    1,859,363
    15,810  T. Rowe Price Group, Inc................      749,552
                                                      -----------
                                                       11,345,726
                                                      -----------
            FOOD RETAILERS--0.6%
     8,000  Whole Foods Market, Inc.*...............      537,040
                                                      -----------
            HEALTH CARE PROVIDERS--0.4%
    17,080  Caremark Rx, Inc.*......................      432,636
                                                      -----------

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

                                                         VALUE
  SHARES                                               (NOTE 1)
----------                                            -----------
            HEAVY MACHINERY--1.5%
    11,760  Caterpillar, Inc........................  $   976,315
     9,770  Cummins, Inc............................      478,144
                                                      -----------
                                                        1,454,459
                                                      -----------
            HOUSEHOLD PRODUCTS--1.8%
    17,700  Procter & Gamble Co.....................    1,767,876
                                                      -----------
            INSURANCE--3.8%
    17,710  Allstate Corp...........................      761,884
    43,480  American International Group............    2,881,854
                                                      -----------
                                                        3,643,738
                                                      -----------
            LODGING--0.5%
    13,130  Starwood Hotels & Resorts, Inc..........      472,286
                                                      -----------
            MEDIA--BROADCASTING & PUBLISHING--2.0%
    57,288  Comcast Corp.--Class A*.................    1,883,057
                                                      -----------
            MEDICAL--HMO--1.6%
     8,600  Anthem, Inc.*...........................      645,000
    15,190  UnitedHealth Group, Inc.................      883,754
                                                      -----------
                                                        1,528,754
                                                      -----------
            MEDICAL AND HEALTH PRODUCTS--0.5%
     6,840  Zimmer Holdings, Inc.*..................      481,536
                                                      -----------
            MEDICAL SUPPLIES--2.4%
    26,930  Boston Scientific Corp.*................      989,947
    11,560  Medtronics, Inc.........................      561,932
    11,610  St. Jude Medical, Inc.*.................      712,273
                                                      -----------
                                                        2,264,152
                                                      -----------
            MEDICAL & BIO-TECHNOLOGY--1.2%
     7,470  Genentech, Inc.*........................      698,968
     7,070  Invitrogen Corp.*.......................      494,900
                                                      -----------
                                                        1,193,868
                                                      -----------
            METALS--2.6%
    41,780  Alcoa, Inc..............................    1,587,640
    25,790  United States Steel Corp................      903,166
                                                      -----------
                                                        2,490,806
                                                      -----------
            OIL & GAS--6.6%
    13,215  Apache Corp.............................    1,071,736
    86,590  El Paso Corp............................      709,172
    34,770  Halliburton Co..........................      904,020
     7,930  Kinder Morgan, Inc......................      468,663
    23,590  Pioneer Natural Resources Co.*..........      753,229
    10,990  Western Gas Resources, Inc..............      519,277
                                                         VALUE
  SHARES                                               (NOTE 1)
----------                                            -----------
            OIL & GAS (CONTINUED)
   118,400  Williams Co., Inc.......................  $ 1,162,688
    26,340  XTO Energy, Inc.........................      745,422
                                                      -----------
                                                        6,334,207
                                                      -----------
            PHARMACEUTICALS--7.3%
    26,510  Abbott Laboratories.....................    1,235,366
    10,990  AmerisourceBergen Corp..................      617,088
    26,450  Amgen, Inc.*............................    1,634,610
    16,460  Gilead Sciences, Inc.*..................      956,984
    36,700  Pfizer, Inc.............................    1,296,611
    10,890  Teva Pharmaceutical Industries, Ltd.--SP
              ADR...................................      617,572
    14,910  Watson Pharmaceuticals, Inc.*...........      685,860
                                                      -----------
                                                        7,044,091
                                                      -----------
            RESTAURANTS--0.5%
    15,710  Starbucks Corp.*........................      519,373
                                                      -----------
            RETAILERS--4.9%
    12,430  Amazon.com, Inc.*.......................      654,315
    11,620  Best Buy Co., Inc.......................      607,029
    17,920  CVS Corp................................      647,270
    10,160  Lowe's Companies, Inc...................      562,762
    43,010  Wal-Mart Stores, Inc....................    2,281,681
                                                      -----------
                                                        4,753,057
                                                      -----------
            SEMICONDUCTORS--4.0%
    15,160  Analog Devices, Inc.....................      692,054
    78,370  Intel Corp..............................    2,523,514
    15,190  Xilinx, Inc.*...........................      588,461
                                                      -----------
                                                        3,804,029
                                                      -----------
            TELEPHONE SYSTEMS--1.2%
    65,480  Time Warner Telecom,
              Inc.--Class A*........................      663,312
    27,770  Western Wireless
              Corp.--Class A*.......................      509,857
                                                      -----------
                                                        1,173,169
                                                      -----------
            TEXTILES, CLOTHING & FABRICS--0.5%
    12,330  Coach, Inc.*............................      465,458
                                                      -----------
            TRANSPORTATION--0.4%
    16,030  Norfolk Southern Corp...................      379,110
                                                      -----------
            WATER COMPANIES--0.4%
    19,122  Philadelphia Suburban Corp..............      422,596
                                                      -----------
            TOTAL COMMON STOCKS
              (Cost $80,447,564)....................   94,645,248
                                                      -----------

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

                                                    EXPIRATION     VALUE
  SHARES                                               DATE       (NOTE 1)
----------                                          ----------  ------------
            WARRANTS--0.0%
       240  Microstrategy, Inc.* (Cost
              $0).........................          06/24/2007  $         60
                                                                ------------

   PAR
  AMOUNT                                    YIELD    MATURITY
----------                                  ------  ----------
            SHORT-TERM INVESTMENTS--14.7%
$1,210,179  Bank of Montreal+.............  1.060%  01/15/2004     1,210,179
 5,405,469  Merrill Lynch & Co.+..........  1.040%  01/02/2004     5,405,469
   452,127  Merrill Lynch Premier
              Institional Fund+...........  1.037%  01/02/2004       452,127
 3,716,260  Merrimac Cash Fund--Premium
              Class+**....................  0.976%  01/02/2004     3,716,260
 1,678,060  Sheffiled Receivables
              Corp.+......................  1.081%  01/28/2004     1,678,060
 1,689,209  Sheffiled Receivables
              Corp.+......................  1.091%  01/06/2004     1,689,209
                                                                ------------
            TOTAL SHORT-TERM INVESTMENTS--(Cost
              $14,151,304)....................................    14,151,304
                                                                ------------
            TOTAL INVESTMENTS AT MARKET VALUE--113.0%
              (Cost $94,598,868)..............................   108,796,612
            OTHER LIABILITIES IN EXCESS OF ASSETS--(13.0%)....   (12,555,694)
                                                                ------------
            NET ASSETS--100.0%................................  $ 96,240,918
                                                                ============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR--American Depositary Receipt
SP ADR--Sponsored American Depositary Receipt
*    Non-income producing security.
** Regulated Investment Company advised by Investors Bank and Trust Co. (IBT). IBT is also the Accounting and Custody Agent for this fund.
***  Parent company of IBT.
+    Represents collateral received from securities lending transactions.
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

                                                         VALUE
  SHARES                                                (NOTE 1)
----------                                            ------------
            COMMON STOCKS--92.1%
            AEROSPACE & DEFENSE--0.5%
    54,790  Orbital Sciences Corp.*.................  $    658,576
                                                      ------------
            AUTOMOTIVE--1.8%
    36,700  Autoliv, Inc............................     1,381,755
    17,700  CarMax, Inc.*...........................       547,461
    72,600  Goodyear Tire & Rubber Co. (The)*.......       570,636
                                                      ------------
                                                         2,499,852
                                                      ------------
            BANKING--0.5%
    16,000  Bank of Hawaii Corp.....................       675,200
                                                      ------------
            CHEMICALS--2.7%
    44,420  Agrium, Inc.............................       731,153
    21,600  Ashland, Inc............................       951,696
    11,100  FMC Corp.*..............................       378,843
    36,850  Goodrich Corp...........................     1,094,076
    53,300  IMC Global, Inc.........................       529,269
                                                      ------------
                                                         3,685,037
                                                      ------------
            COMMERCIAL SERVICES--10.6%
    35,800  Aramark Corp.--Class B..................       981,636
     7,200  CDI Corp................................       235,800
    28,200  Ceridian Corp.*.........................       590,508
    58,400  Core Laboratories N.V.*.................       974,696
    36,020  EGL, Inc.*..............................       632,511
    48,240  Fluor Corp..............................     1,912,234
    23,940  Jacobs Engineering Group*...............     1,149,359
    14,790  Kroll, Inc.*............................       384,540
   131,900  Lo-Jack Corp.*..........................     1,063,114
    33,500  Massey Energy Co........................       696,800
    10,400  NDCHealth Corp..........................       266,448
    34,000  Pall Corp...............................       912,220
    63,440  Quantum Fuel Systems Technologies
              Worldwide, Inc.*......................       510,058
    37,400  Republic Services, Inc.--Class A........       958,562
    35,970  Ritchie Bros. Auctioneers...............     1,910,007
    11,300  Sabre Holdings Corp.....................       243,967
   111,720  Wind River Systems, Inc.*...............       978,667
                                                      ------------
                                                        14,401,127
                                                      ------------
            COMMUNICATION EQUIPMENT--0.3%
    74,400  Terayon Communications Systems, Inc.*...       334,800
                                                      ------------
            COMMUNICATIONS--2.7%
    17,400  Andrew Corp.*...........................       200,274
                                                         VALUE
  SHARES                                                (NOTE 1)
----------                                            ------------
            COMMUNICATIONS (CONTINUED)
   131,220  Arris Group, Inc.*......................  $    950,033
    47,000  Harmonic, Inc.*.........................       340,750
    28,400  Polycom, Inc.*..........................       554,368
    47,010  Powerwave Technologies, Inc.*...........       359,626
   164,420  Sonus Networks, Inc.*...................     1,243,015
                                                      ------------
                                                         3,648,066
                                                      ------------
            COMPUTER SOFTWARE & PROCESSING--4.9%
    54,900  Ansoft Corp.*...........................       704,367
    28,660  CheckFree Corp.*........................       792,449
    56,900  Cnet Networks, Inc.*....................       388,058
    20,400  Electronics for Imaging, Inc.*..........       530,808
    71,630  Informatica Corp.*......................       737,789
    45,600  Maxtor Corp.*...........................       506,160
    24,920  Network Associates, Inc.*...............       374,797
    13,100  PEC Solutions, Inc.*....................       222,045
    32,870  Perot Systems Corp.--Class A*...........       443,088
    81,200  Quantum Corp.*..........................       253,344
    14,600  Synopsys, Inc.*.........................       492,896
   143,600  Vastera, Inc.*..........................       574,400
    33,200  WebEx Communications, Inc.*.............       667,320
                                                      ------------
                                                         6,687,521
                                                      ------------
            COMPUTERS & INFORMATION--1.8%
    21,830  Apple Computer, Inc.*...................       466,507
    16,050  Diebold, Inc............................       864,613
    68,220  Symbol Technologies, Inc................     1,152,236
                                                      ------------
                                                         2,483,356
                                                      ------------
            CONTAINERS & PACKAGING--1.7%
   185,100  Crown Holdings, Inc.*...................     1,677,006
    28,700  Pactiv Corp.*...........................       685,930
                                                      ------------
                                                         2,362,936
                                                      ------------
            ELECTRICAL EQUIPMENT--5.7%
   137,180  Artesyn Technologies, Inc.*.............     1,168,774
    30,800  ATMI, Inc.*.............................       712,712
    37,270  C&D Technologies, Inc...................       714,466
   303,700  GrafTech International, Ltd.*...........     4,099,950
    68,100  SBS Technologies, Inc.*.................     1,001,751
                                                      ------------
                                                         7,697,653
                                                      ------------
            ELECTRONICS--15.8%
    19,700  Actel Corp.*............................       474,770
   155,840  Agere Systems, Inc.--Class A*...........       475,312
    28,090  Anaren Microwave, Inc.*.................       396,631

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

                                                         VALUE
  SHARES                                                (NOTE 1)
----------                                            ------------
            ELECTRONICS (CONTINUED)
   140,630  ChipPAC, Inc.--Class A*.................  $  1,067,382
    27,200  Cree, Inc.*.............................       481,168
    27,850  Cypress Semiconductor Corp.*............       594,876
     2,400  Digital Theater Systems, Inc.*..........        59,256
    30,950  ESS Technology, Inc.*...................       526,459
    36,560  Genesis Microchip, Inc.*................       659,542
    51,000  Harman International Industries, Inc....     3,772,980
     8,780  Harris Corp.............................       333,201
    12,700  Integrated Circuit Systems, Inc.*.......       361,823
    17,800  Intersil Corp.--Class A.................       442,330
    40,880  Lattice Semiconductor Corp.*............       395,718
    51,990  LSI Logic Corp.*........................       461,151
    35,560  Mercury Computer Systems, Inc.*.........       885,444
    42,800  Microsemi Corp.*........................     1,052,024
    24,670  Mykrolis Corp.*.........................       396,694
    27,220  National Semiconductor Corp.*...........     1,072,740
    33,200  Power Integrations, Inc.*...............     1,110,872
    59,200  Power-One, Inc.*........................       641,136
    87,800  Sanmina-Sci Corp.*......................     1,107,158
    24,300  Semtech Corp.*..........................       552,339
    25,900  SIPEX Corp.*............................       199,689
    64,370  Skyworks Solutions, Inc.*...............       560,019
    21,500  Teradyne, Inc.*.........................       547,175
   210,100  Transmeta Corp.*........................       714,340
    33,790  Trimble Navigation, Ltd.*...............     1,258,340
    13,200  Waters Corp.*...........................       437,712
    24,885  Zoran Corp.*............................       432,750
                                                      ------------
                                                        21,471,031
                                                      ------------
            ENTERTAINMENT & LEISURE--3.3%
    20,810  Callaway Golf Co........................       350,648
    77,100  Ebookers Plc--SP ADR*...................     1,129,515
   101,900  Hasbro, Inc.............................     2,168,432
    16,100  Netflix.Com, Inc.*......................       880,509
                                                      ------------
                                                         4,529,104
                                                      ------------
            FINANCIAL SERVICES--2.6%
    64,700  Ameritrade Holding Corp.*...............       910,329
    82,070  E*TRADE Group, Inc.*....................     1,038,185
    10,800  Jeffries Group, Inc.....................       356,616
    50,500  Waddell & Reed Financial,
              Inc.--Class A.........................     1,184,730
                                                      ------------
                                                         3,489,860
                                                      ------------
                                                         VALUE
  SHARES                                                (NOTE 1)
----------                                            ------------
            FOOD RETAILERS--0.1%
    12,600  Wild Oats Markets, Inc.*................  $    162,918
                                                      ------------
            FOREST PRODUCTS & PAPER--2.6%
    82,570  Packaging Corp. of America..............     1,804,980
    18,100  Pope & Talbot, Inc......................       318,741
    73,020  Smurfit-Stone Container Corp............     1,355,981
                                                      ------------
                                                         3,479,702
                                                      ------------
            HEALTH CARE PROVIDERS--0.6%
    12,170  Express Scripts, Inc.--Class A*.........       808,453
                                                      ------------
            HEAVY CONSTRUCTION--1.9%
    74,360  Chicago Bridge & Iron Co., NV...........     2,149,004
    41,340  Willbros Group, Inc.*...................       496,907
                                                      ------------
                                                         2,645,911
                                                      ------------
            HEAVY MACHINERY--2.9%
    38,493  Albany International Corp.--Class A.....     1,304,913
    46,900  Kaydon Corp.............................     1,211,896
    14,100  Lam Research Corp.*.....................       455,430
     9,900  Robbins & Myers, Inc....................       188,001
    41,230  Timken Co...............................       827,074
                                                      ------------
                                                         3,987,314
                                                      ------------
            INSURANCE--0.7%
     5,148  Berkley (W.R.) Corp.....................       179,923
    24,900  HCC Insurance Holdings, Inc.............       791,820
                                                      ------------
                                                           971,743
                                                      ------------
            MEDIA--BROADCASTING & PUBLISHING--1.6%
    80,200  Emmis Communciations--Class A*..........     2,169,410
                                                      ------------
            MEDICAL--HMO--1.0%
    57,400  Humana, Inc.*...........................     1,311,590
                                                      ------------
            MEDICAL AND HEALTH PRODUCTS--0.8%
    43,600  Interpore International, Inc.*..........       566,800
    32,600  Osteotech, Inc.*........................       286,880
    25,900  Regeneration Technologies, Inc.*........       283,864
                                                      ------------
                                                         1,137,544
                                                      ------------
            MEDICAL INSTRUMENTS--1.1%
    20,500  ArthroCare Corp.*.......................       502,250
    33,800  Edwards Lifesciences Corp.*.............     1,016,704
                                                      ------------
                                                         1,518,954
                                                      ------------

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

                                                         VALUE
  SHARES                                                (NOTE 1)
----------                                            ------------
            MEDICAL SUPPLIES--2.0%
    15,400  Applera Corp.--Applied Biosystems
              Group.................................  $    318,934
    93,400  Endocardial Solutions, Inc.*............       672,480
    10,100  Intermagnetics General Corp.*...........       223,816
     9,060  Millipore Corp.*........................       390,033
    19,530  PerkinElmer, Inc........................       333,377
    34,480  STERIS Corp.*...........................       779,248
                                                      ------------
                                                         2,717,888
                                                      ------------
            MEDICAL & BIO-TECHNOLOGY--0.9%
    29,080  Cambrex Corp............................       734,561
     7,300  Invitrogen Corp.*.......................       511,000
                                                      ------------
                                                         1,245,561
                                                      ------------
            METALS--2.4%
    77,280  Allegheny Technologies, Inc.............     1,021,642
    57,800  Coeur d'Alene Mines Corp.*..............       334,084
     7,300  Maverick Tube Corp.*....................       140,525
    39,900  Northwest Pipe Co.*.....................       531,468
    12,600  Reliance Steel & Aluminum Co............       418,446
    28,800  RTI International Metals, Inc.*.........       485,856
    12,500  Watts Industries, Inc.--Class A.........       277,500
                                                      ------------
                                                         3,209,521
                                                      ------------
            MINING--0.7%
    23,700  Freeport-McMoran Copper--Class B........       998,481
                                                      ------------
            OIL & GAS--5.7%
    22,549  Devon Energy Corp.......................     1,291,156
    23,411  ENSCO International, Inc................       636,077
    10,800  GlobalSantaFe Corp......................       268,164
    31,200  National-Oilwell, Inc.*.................       697,632
    19,680  Noble Corp.*............................       704,150
    12,800  Pioneer Natural Resources Co.*..........       408,704
    28,540  Premcor, Inc.*..........................       742,040
    12,330  Remington Oil & Gas Corp.*..............       242,778
    25,140  Talisman Energy, Inc....................     1,422,924
    21,400  Transocean Sedco Forex, Inc.*...........       513,814
     9,290  Western Gas Resources, Inc..............       438,953
    15,050  Westport Resources Corp.*...............       449,393
                                                      ------------
                                                         7,815,785
                                                      ------------
            PHARMACEUTICALS--0.8%
    30,600  Alpharma, Inc.--Class A.................       615,060
    32,380  Parexel International Corp.*............       526,499
                                                      ------------
                                                         1,141,559
                                                      ------------
                                                         VALUE
  SHARES                                                (NOTE 1)
----------                                            ------------
            RESTAURANTS--1.2%
    11,600  Cheesecake Factory (The)*...............  $    510,748
    26,700  Darden Restaurants, Inc.................       561,768
    18,400  Triarc Co.--Class A.....................       217,488
    36,800  Triarc Co.--Class B.....................       396,704
                                                      ------------
                                                         1,686,708
                                                      ------------
            RETAILERS--1.8%
    56,540  Dollar Tree Stores, Inc.*...............     1,699,592
    42,270  Insight Enterprises, Inc.*..............       794,676
                                                      ------------
                                                         2,494,268
                                                      ------------
            SEMICONDUCTORS--0.4%
    30,300  Integrated Device Technology, Inc.*.....       520,251
                                                      ------------
            SOCIAL SERVICES--0.0%
         6  Corrections Corp. of America*...........           173
                                                      ------------
            SPECIAL PRODUCTS AND SERVICES--1.2%
   119,400  Sotheby's Holdings, Inc.--Class A*......     1,631,004
                                                      ------------
            TELEPHONE SYSTEMS--1.1%
    65,100  Citizens Communications Co.*............       808,542
   127,000  LCC International, Inc.--Class A*.......       680,974
                                                      ------------
                                                         1,489,516
                                                      ------------
            TEXTILES, CLOTHING & FABRICS--2.1%
    70,410  Delta & Pine Land Co....................     1,788,414
   162,070  Unifi, Inc.*............................     1,045,352
                                                      ------------
                                                         2,833,766
                                                      ------------
            TRANSPORTATION--3.6%
    40,200  Kansas City Southern*...................       575,664
    34,400  Kirby Corp.*............................     1,199,872
    24,400  Landstar System, Inc.*..................       928,176
    38,560  Swift Transportation Co., Inc.*.........       810,531
    78,930  Wabtec Corp.............................     1,344,967
                                                      ------------
                                                         4,859,210
                                                      ------------
            TOTAL COMMON STOCKS
              (Cost $90,527,047)....................   125,461,349
                                                      ------------

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

                                                 EXPIRATION     VALUE
  SHARES                                            DATE       (NOTE 1)
----------                                       ----------  ------------
            RIGHTS--0.0%
     9,800  Seagate Technology International,
              Inc., Rights*(Cost $0)...........     N/A      $          0
                                                             ------------

   PAR
  AMOUNT                                    YIELD    MATURITY
----------                                  ------  ----------
            SHORT-TERM INVESTMENTS--10.7%
$1,250,125  Bank of Montreal+.............  1.060%  01/15/2004     1,250,125
 5,583,898  Merrill Lynch & Co.+..........  1.040%  01/02/2004     5,583,898
   467,051  Merrill Lynch Premier
              Institional Fund+...........  1.037%  01/02/2004       467,051
 3,838,930  Merrimac Cash Fund--Premium
              Class+**....................  0.976%  01/02/2004     3,838,930
 1,733,451  Sheffiled Receivables
              Corp.+......................  1.081%  01/28/2004     1,733,451
 1,744,968  Sheffiled Receivables
              Corp.+......................  1.091%  01/06/2004     1,744,968
                                                                ------------
            TOTAL SHORT-TERM INVESTMENTS--(Cost
              $14,618,423)....................................    14,618,423
                                                                ------------
            TOTAL INVESTMENTS AT MARKET VALUE--102.8%
              (Cost $105,145,470).............................   140,079,772
            OTHER LIABILITIES IN EXCESS OF ASSETS--(2.8%).....    (3,854,599)
                                                                ------------
            NET ASSETS--100.0%................................  $136,225,173
                                                                ============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

SP ADR--Sponsored American Depository Receipt
*    Non-Income Producing Security
** Regulated Investment Company advised by Investors Bank and Trust Co. (IBT). IBT is also the Accounting and Custody Agent for this fund.
+    Represents collateral received from securities lending transactions.
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

BUSINESS OPPORTUNITY VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------
         COMMON STOCKS--96.3%
         ADVERTISING--1.5%
  6,000  WPP Group Plc--SP ADR...................  $   294,900
                                                   -----------
         AEROSPACE & DEFENSE--3.1%
  7,100  Lockheed Martin Corp....................      364,940
  2,500  Northrop Grumman Corp...................      239,000
                                                   -----------
                                                       603,940
                                                   -----------
         BANKING--9.4%
  1,400  Bank of America Corp....................      112,602
 10,100  Charter One Financial, Inc..............      348,955
 15,200  FleetBoston Financial Corp..............      663,480
 13,400  U.S. Bancorp............................      399,052
  4,700  Wells Fargo Co..........................      276,783
                                                   -----------
                                                     1,800,872
                                                   -----------
         BEVERAGES, FOOD & TOBACCO--1.6%
  5,800  Diageo Plc--SP ADR......................      306,588
                                                   -----------
         CHEMICALS--1.2%
  5,100  Dupont (E.I.) de Nemours................      234,039
                                                   -----------
         COMMERCIAL SERVICES--2.8%
  9,900  Concord EFS, Inc.*......................      146,916
  7,000  H&R Block, Inc..........................      387,590
                                                   -----------
                                                       534,506
                                                   -----------
         COMMUNICATIONS--1.4%
  2,400  EchoStar Communications Corp.--Class
           A*....................................       81,600
 10,500  Nokia Oyj--ADR..........................      178,500
                                                   -----------
                                                       260,100
                                                   -----------
         COMPUTER SOFTWARE & PROCESSING--2.0%
  9,100  First Data Corp.........................      373,919
                                                   -----------
         COMPUTERS & INFORMATION--2.2%
 11,500  Hewlett-Packard Co......................      264,155
  1,700  International Business Machines Corp....      157,556
                                                   -----------
                                                       421,711
                                                   -----------
         CONGLOMERATES--3.9%
 28,300  Tyco International, Ltd.................      749,950
                                                   -----------
         FINANCIAL SERVICES--21.6%
  4,100  Bear Stearns Co., Inc...................      327,795
                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------
         FINANCIAL SERVICES (CONTINUED)
  6,200  Capital One Financial Corp..............  $   379,998
  8,900  Citigroup, Inc..........................      432,006
  3,700  Federal Home Loan Mortgage Corp.........      215,784
  3,200  Federal National Mortgage Association...      240,192
  5,200  Franklin Resources, Inc.................      270,712
 13,500  J.P. Morgan Chase & Co..................      495,855
  3,200  Lehman Brothers Holdings, Inc...........      247,104
 23,100  MBNA Corp...............................      574,035
  5,400  Merrill Lynch & Co......................      316,710
  3,800  Morgan Stanley..........................      219,906
 11,200  SLM Corp................................      422,016
                                                   -----------
                                                     4,142,113
                                                   -----------
         FOREST PRODUCTS & PAPER--4.3%
  2,700  International Paper Co..................      116,397
  4,800  Kimberly-Clark Corp.....................      283,632
  6,600  Weyerhaeuser Co.........................      422,400
                                                   -----------
                                                       822,429
                                                   -----------
         HEALTH CARE PROVIDERS--3.6%
  6,900  Caremark Rx, Inc.*......................      174,777
 12,200  HCA, Inc................................      524,112
                                                   -----------
                                                       698,889
                                                   -----------
         HEAVY MACHINERY--3.1%
  4,000  Deere & Co..............................      260,200
  3,600  United Technologies Corp................      341,172
                                                   -----------
                                                       601,372
                                                   -----------
         INSURANCE--4.9%
  8,300  Ace Ltd.................................      343,786
  5,000  Marsh & McLennan Co., Inc...............      239,450
  9,000  St. Paul Co., Inc.......................      356,850
                                                   -----------
                                                       940,086
                                                   -----------
         MEDIA--BROADCASTING & PUBLISHING--2.9%
 13,576  Hughes Electronics Corp.*...............      224,683
 10,674  News Corp., Ltd--SP ADR.................      322,889
                                                   -----------
                                                       547,572
                                                   -----------

   The accompanying notes are an integral part of these financial statements.

BUSINESS OPPORTUNITY VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------
         MEDICAL--HMO--4.3%
  7,500  Anthem, Inc.*...........................  $   562,500
  4,400  UnitedHealth Group, Inc.................      255,992
                                                   -----------
                                                       818,492
                                                   -----------
         MEDICAL SUPPLIES--6.2%
  6,200  Baxter International, Inc...............      189,224
 10,900  Becton, Dickinson & Co..................      448,426
  9,200  Guidant Corp............................      553,840
                                                   -----------
                                                     1,191,490
                                                   -----------
         OFFICE SUPPLIES & EQUIPMENT--1.1%
 15,300  Xerox Corp.*............................      211,140
                                                   -----------
         OIL & GAS--5.3%
  4,800  Anadarko Petroleum Corp.................      244,848
  5,500  ChevronTexaco Corp......................      475,145
 12,500  Transocean Sedco Forex, Inc.*...........      300,125
                                                   -----------
                                                     1,020,118
                                                   -----------
         PHARMACEUTICALS--4.1%
  3,200  Amgen, Inc.*............................      197,760
  9,085  Biogen Idec, Inc.*......................      334,146
  5,100  Genzyme Corp.*..........................      251,634
                                                   -----------
                                                       783,540
                                                   -----------
                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------
         RESTAURANTS AND LODGING--1.4%
 10,500  McDonald's Corp.........................  $   260,715
                                                   -----------
         RETAILERS--3.0%
  4,100  Federated Department Stores, Inc........      193,233
 10,900  Home Depot, Inc.........................      386,841
                                                   -----------
                                                       580,074
                                                   -----------
         TELEPHONE SYSTEMS--1.4%
 33,300  AT&T Wireless Services, Inc.*...........      266,067
                                                   -----------
         TOTAL INVESTMENTS AT MARKET VALUE--96.3%
           (Cost $15,385,743)....................   18,464,622
         OTHER ASSETS IN EXCESS OF
           LIABILITIES--3.7%.....................      717,339
                                                   -----------
         NET ASSETS--100.0%......................  $19,181,961
                                                   ===========

NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR--American Depositary Receipt
SP ADR--Sponsored American Depository Receipt
*    Non-Income Producing Security
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

                                                       BRANDES                    FRONTIER CAPITAL   BUSINESS
                                                    INTERNATIONAL   TURNER CORE     APPRECIATION    OPPORTUNITY
                                                     EQUITY FUND    GROWTH FUND         FUND        VALUE FUND
                                                    -------------  -------------  ----------------  -----------
ASSETS:
  Investments, at value (Note 1)*/**--see
    accompanying Portfolio of Investments.........  $197,796,928   $108,796,612     $140,079,772    $18,464,622
  Cash............................................     1,661,977      1,858,231       10,877,715        576,755
  Receivable from:
    Securities sold...............................            --        182,851            9,839        152,336
    Capital stock subscriptions...................       101,790        123,932          234,141          2,169
    Dividends and interest........................       362,719         73,521           56,940         31,498
    Tax reclaim receivable........................        32,469             --            1,616             --
  Prepaid expenses................................           886            465              660             93
                                                    ------------   ------------     ------------    -----------
        Total assets..............................   199,956,769    111,035,612      151,260,683     19,227,473
                                                    ------------   ------------     ------------    -----------
LIABILITIES:
  Payable for:
    Securities purchased..........................            --        490,665               --          7,269
    Capital stock redemptions.....................       237,611         14,994          102,958          4,992
    Investment Adviser, net (Note 2)..............       304,749        105,351          279,419          8,668
    Collateral for securities loaned (Note 1).....    13,117,638     14,151,304       14,618,423             --
    Accrued expenses and other liabilities........        58,651         32,380           34,710         24,583
                                                    ------------   ------------     ------------    -----------
        Total liabilities.........................    13,718,649     14,794,694       15,035,510         45,512
                                                    ------------   ------------     ------------    -----------
NET ASSETS........................................  $186,238,120   $ 96,240,918     $136,225,173    $19,181,961
                                                    ============   ============     ============    ===========
NET ASSETS CONSIST OF:
  Paid-in capital.................................  $171,197,174   $110,348,090     $118,939,532    $17,755,477
  Undistributed net investment income
    (distributions in excess of net investment
    income).......................................        31,554          4,137               --             --
  Accumulated net realized (loss) on investments
    and net other assets..........................      (684,158)   (28,309,053)     (17,648,661)    (1,652,395)
  Net unrealized appreciation on investments and
    net other assets..............................    15,693,550     14,197,744       34,934,302      3,078,879
                                                    ------------   ------------     ------------    -----------
NET ASSETS........................................  $186,238,120   $ 96,240,918     $136,225,173    $19,181,961
                                                    ============   ============     ============    ===========
SHARES OUTSTANDING................................    12,787,928      7,298,322        6,909,109      1,902,001
                                                    ============   ============     ============    ===========
Net asset value, offering price and redemption
  price per share.................................  $      14.56   $      13.19     $      19.72    $     10.09
                                                    ============   ============     ============    ===========
 * Cost of investments............................  $182,109,838   $ 94,598,868     $105,145,470    $15,385,743
** Includes securities on loan with market values
   of.............................................  $ 12,381,860   $ 13,538,359     $ 13,901,058    $        --

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

                                             BRANDES                   FRONTIER CAPITAL   BUSINESS
                                          INTERNATIONAL  TURNER CORE     APPRECIATION    OPPORTUNITY
                                           EQUITY FUND   GROWTH FUND         FUND        VALUE FUND
                                          -------------  ------------  ----------------  -----------
INVESTMENT INCOME:
  Interest*.............................   $    78,834   $    15,167     $    43,158     $    2,871
  Dividends**...........................     2,815,126       680,644         404,099        242,334
                                           -----------   -----------     -----------     ----------
        Total investment income.........     2,893,960       695,811         447,257        245,205
                                           -----------   -----------     -----------     ----------
EXPENSES:
  Investment Advisory fee (Note 2)......       990,054       329,521         835,137         93,220
  Custody, fund accounting, transfer
    agent and administration fees.......       222,045       135,167         126,093        103,726
  Professional fees.....................        52,494        31,398          37,039         15,753
  Shareholder reporting.................        20,624        10,763          13,273          1,713
  Directors' fees and expenses..........        14,047         6,285           6,040            716
  Other.................................        27,372        14,935          17,174          4,978
                                           -----------   -----------     -----------     ----------
        Total expenses..................     1,326,636       528,069       1,034,756        220,106
                                           -----------   -----------     -----------     ----------
  Less: Expenses reimbursable by the
    Adviser (Note 2)....................            --       (15,497)             --        (91,031)
                                           -----------   -----------     -----------     ----------
  Net operating expenses................     1,326,636       512,572       1,034,756        129,075
                                           -----------   -----------     -----------     ----------
NET INVESTMENT INCOME (LOSS)............     1,567,324       183,239        (587,499)       116,130
                                           -----------   -----------     -----------     ----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
    Investment transactions.............       276,054     6,963,732      (2,384,050)      (156,388)
    Foreign currency transactions.......        38,590            --             (33)            --
                                           -----------   -----------     -----------     ----------
        Net realized gain (loss)........       314,644     6,963,732      (2,384,083)      (156,388)
                                           -----------   -----------     -----------     ----------
  Net change in unrealized appreciation
    (depreciation) on:
    Investments.........................    53,981,213    14,402,857      45,530,211      4,116,436
    Forward currency and net other
      assets............................        (1,882)           --              --             --
                                           -----------   -----------     -----------     ----------
        Net change in unrealized
          appreciation..................    53,979,331    14,402,857      45,530,211      4,116,436
                                           -----------   -----------     -----------     ----------
NET REALIZED AND UNREALIZED GAIN........    54,293,975    21,366,589      43,146,128      3,960,048
                                           -----------   -----------     -----------     ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................   $55,861,299   $21,549,828     $42,558,629     $4,076,178
                                           ===========   ===========     ===========     ==========

 * Net of securities lending of:........   $    46,614   $     8,005     $    25,197     $       --

** Net of foreign taxes withheld of:....   $   444,407   $     1,241     $     6,027     $      864

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                       BRANDES INTERNATIONAL              TURNER CORE
                                                            EQUITY FUND                   GROWTH FUND
                                                    ----------------------------  ---------------------------
                                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                        2003           2002           2003           2002
                                                    -------------  -------------  -------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income...........................  $  1,567,324   $  1,702,255   $    183,239   $    182,403
  Net realized gain (loss) on investments and
    foreign currency transactions.................       314,644      3,846,968      6,963,732    (17,594,661)
  Net change in unrealized appreciation
    (depreciation) on investments, foreign
    currency and other assets.....................    53,979,331    (26,787,067)    14,402,857     (2,186,018)
                                                    ------------   ------------   ------------   ------------
        Net increase (decrease) in net assets
          resulting from operations...............    55,861,299    (21,237,844)    21,549,828    (19,598,276)
                                                    ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income......................    (1,681,724)    (1,681,740)      (185,945)      (175,560)
  From net realized capital gains.................            --     (4,129,964)            --             --
                                                    ------------   ------------   ------------   ------------
        Total distributions to shareholders.......    (1,681,724)    (5,811,704)      (185,945)      (175,560)
                                                    ------------   ------------   ------------   ------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Proceeds from shares sold.......................    45,632,237     45,567,474     25,628,223     37,278,564
  Net asset value of shares issued on reinvestment
    of distributions..............................     1,681,724      5,811,704        185,945        175,560
  Cost of shares repurchased......................   (36,548,814)   (25,942,452)   (17,917,080)   (11,022,295)
                                                    ------------   ------------   ------------   ------------
        Net increase in net assets resulting from
          Fund share transactions.................    10,765,147     25,436,726      7,897,088     26,431,829
                                                    ------------   ------------   ------------   ------------
TOTAL CHANGE IN NET ASSETS........................    64,944,722     (1,612,822)    29,260,971      6,657,993
NET ASSETS:
  Beginning of year...............................   121,293,398    122,906,220     66,979,947     60,321,954
                                                    ------------   ------------   ------------   ------------
  End of year*....................................  $186,238,120   $121,293,398   $ 96,240,918   $ 66,979,947
                                                    ============   ============   ============   ============

* Including undistributed net investment income
  (distributions in excess of net investment
  income) of:.....................................  $     31,554   $    107,364   $      4,137   $      6,843

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                          FRONTIER CAPITAL           BUSINESS OPPORTUNITY
                                                         APPRECIATION FUND                VALUE FUND
                                                    ----------------------------  --------------------------
                                                     YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                        2003           2002           2003        2002(A)
                                                    -------------  -------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss)....................  $   (587,499)  $   (548,333)  $   116,130   $    67,534
  Net realized gain (loss) on investments and
    foreign currency transactions.................    (2,384,083)    (8,302,228)     (156,388)   (1,496,006)
  Net change in unrealized appreciation
    (depreciation) on investments and other
    assets........................................    45,530,211    (14,615,591)    4,116,436    (1,037,557)
                                                    ------------   ------------   -----------   -----------
        Net increase (decrease) in net assets
          resulting from operations...............    42,558,629    (23,466,152)    4,076,178    (2,466,029)
                                                    ------------   ------------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income......................            --             --      (116,416)      (67,602)
                                                    ------------   ------------   -----------   -----------
        Total distributions to shareholders.......            --             --      (116,416)      (67,602)
                                                    ------------   ------------   -----------   -----------
FUND SHARE TRANSACTIONS (NOTE 4):
  Proceeds from shares sold.......................    51,688,833     45,194,281     5,474,433     3,367,042
  Net asset value of shares issued on reinvestment
    of distributions..............................            --             --       116,416        67,602
  Cost of shares repurchased......................   (30,710,061)   (34,250,016)   (1,148,068)     (121,595)
                                                    ------------   ------------   -----------   -----------
        Net increase in net assets resulting from
          Fund share transactions.................    20,978,772     10,944,265     4,442,781     3,313,049
                                                    ------------   ------------   -----------   -----------
TOTAL CHANGE IN NET ASSETS........................    63,537,401    (12,521,887)    8,402,543       779,418
NET ASSETS:
  Beginning of period.............................    72,687,772     85,209,659    10,779,418    10,000,000
                                                    ------------   ------------   -----------   -----------
  End of period*..................................  $136,225,173   $ 72,687,772   $19,181,961   $10,779,418
                                                    ============   ============   ===========   ===========

* Including distributions in excess of net
  investment income of:...........................  $         --   $         --   $        --   $        --

(a) Fund commenced operations on February 1, 2002.

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                     BRANDES INTERNATIONAL EQUITY FUND
                                                    --------------------------------------------------------------------
                                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                        2003          2002          2001          2000          1999
                                                    ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF YEAR................    $   9.97      $  12.37      $  14.95      $ 15.52       $ 10.84
                                                      --------      --------      --------      -------       -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...........................        0.12          0.14          0.18         0.18          0.10
  Net realized and unrealized gain (loss) on
    investments...................................        4.60         (2.04)        (2.09)        0.57          5.09
                                                      --------      --------      --------      -------       -------
        Total from investment operations..........        4.72         (1.90)        (1.91)        0.75          5.19
                                                      --------      --------      --------      -------       -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income......................       (0.13)        (0.14)        (0.17)       (0.18)        (0.09)
  From net realized capital gains.................          --         (0.36)        (0.43)       (1.14)        (0.42)
  In excess of net realized capital gains.........          --            --         (0.07)          --            --
                                                      --------      --------      --------      -------       -------
        Total distributions.......................       (0.13)        (0.50)        (0.67)       (1.32)        (0.51)
                                                      --------      --------      --------      -------       -------
NET ASSET VALUE, END OF YEAR......................    $  14.56      $   9.97      $  12.37      $ 14.95       $ 15.52
                                                      ========      ========      ========      =======       =======
TOTAL RETURN......................................       47.43%       (15.30)%      (12.77)%       4.88%        47.86%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's).................    $186,238      $121,293      $122,906      $96,292       $48,508
  Net expenses to average daily net assets........        0.97%         0.97%         1.01%        1.05%         1.24%
  Net investment income to average daily net
    assets........................................        1.15%         1.34%         1.56%        1.59%         1.31%
  Portfolio turnover rate.........................          26%           23%           20%          18%           19%
  Without the reimbursement of expenses by the
    adviser, the ratios of net expenses and net
    investment income to average net assets would
    have been:
  Expenses........................................         N/A           N/A          1.02%        1.19%         1.93%
  Net investment income...........................         N/A           N/A          1.55%        1.45%         0.61%

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                     TURNER CORE GROWTH FUND
                                               --------------------------------------------------------------------
                                                YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                               DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                   2003          2002          2001          2000          1999
                                               ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF YEAR...........    $  9.82       $ 13.40       $ 17.56       $ 22.93       $ 17.84
                                                 -------       -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income......................       0.03          0.03          0.02          0.01          0.02
  Net realized and unrealized gain (loss) on
    investments..............................       3.37         (3.58)        (4.16)        (2.48)         6.92
                                                 -------       -------       -------       -------       -------
        Total from investment operations.....       3.40         (3.55)        (4.14)        (2.47)         6.94
                                                 -------       -------       -------       -------       -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income.................      (0.03)        (0.03)        (0.02)        (0.01)        (0.02)
  From net realized capital gains............         --            --            --         (2.89)        (1.83)
                                                 -------       -------       -------       -------       -------
        Total distributions..................      (0.03)        (0.03)        (0.02)        (2.90)        (1.85)
                                                 -------       -------       -------       -------       -------
NET ASSET VALUE, END OF YEAR.................    $ 13.19       $  9.82       $ 13.40       $ 17.56       $ 22.93
                                                 =======       =======       =======       =======       =======
TOTAL RETURN.................................      34.58%       (26.52)%      (23.60)%      (11.15)%       40.11%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's)............    $96,241       $66,980       $60,322       $42,686       $52,926
  Net expenses to average daily net assets...       0.70%         0.70%         0.70%         0.70%         0.70%
  Net investment income to average daily net
    assets...................................       0.25%         0.29%         0.12%         0.05%         0.19%
  Portfolio turnover rate....................        168%          279%          337%          421%          286%
  Without the reimbursement of expenses by
    the adviser, the ratios of net expenses
    and net investment income (loss) to
    average net assets would have been:
  Expenses...................................       0.72%         0.75%         0.90%         0.91%         1.40%
  Net investment income (loss)...............       0.23%         0.24%        (0.08)%       (0.16)%       (0.51)%

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                FRONTIER CAPITAL APPRECIATION FUND
                                               --------------------------------------------------------------------
                                                YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                               DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                   2003          2002          2001          2000          1999
                                               ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF YEAR...........    $  12.65      $ 16.93       $ 17.25       $ 21.12       $ 15.09
                                                 --------      -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss........................       (0.09)       (0.10)        (0.07)           --         (0.09)
  Net realized and unrealized gain (loss) on
    investments..............................        7.16        (4.18)        (0.10)         1.72          6.74
                                                 --------      -------       -------       -------       -------
        Total from investment operations.....        7.07        (4.28)        (0.17)         1.72          6.65
                                                 --------      -------       -------       -------       -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized capital gains............          --           --            --         (5.59)        (0.62)
  In excess of net realized capital gains....          --           --         (0.15)           --            --
                                                 --------      -------       -------       -------       -------
        Total distributions..................          --           --         (0.15)        (5.59)        (0.62)
                                                 --------      -------       -------       -------       -------
NET ASSET VALUE, END OF YEAR.................    $  19.72      $ 12.65       $ 16.93       $ 17.25       $ 21.12
                                                 ========      =======       =======       =======       =======
TOTAL RETURN.................................       55.89%      (25.28)%       (1.00)%        7.66%        44.17%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's)............    $136,225      $72,688       $85,210       $68,209       $47,919
  Net expenses to average daily net assets...        1.11%        1.13%         1.15%         1.15%         1.15%
  Net investment loss to average daily net
    assets...................................       (0.63)%      (0.70)%       (0.48)%       (0.23)%       (0.57)%
  Portfolio turnover rate....................          39%          33%           30%          103%           75%
  Without the reimbursement of expenses by
    the adviser, the ratios of net expenses
    and net investment loss to average net
    assets would have been:
  Expenses...................................         N/A          N/A           N/A          1.23%         1.47%
  Net investment loss........................         N/A          N/A           N/A         (0.31)%       (0.90)%

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                  BUSINESS OPPORTUNITY
                                                       VALUE FUND
                                               --------------------------
                                                YEAR ENDED   PERIOD ENDED
                                               DECEMBER 31,  DECEMBER 31,
                                                   2003        2002(A)
                                               ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $  7.83       $ 10.00
                                                 -------       -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income......................       0.06          0.05
  Net realized and unrealized gain (loss) on
    investments..............................       2.26         (2.17)
                                                 -------       -------
        Total from investment operations.....       2.32         (2.12)
                                                 -------       -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income.................      (0.06)        (0.05)
                                                 -------       -------
        Total distributions..................      (0.06)        (0.05)
                                                 -------       -------
NET ASSET VALUE, END OF PERIOD...............    $ 10.09       $  7.83
                                                 =======       =======
TOTAL RETURN.................................      29.65%       (21.20)%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)..........    $19,182       $10,779
  Net expenses to average daily net assets...       0.90%         0.90%**
  Net investment income to average daily net
    assets...................................       0.81%         0.71%**
  Portfolio turnover rate....................         67%           75%*
  Without the reimbursement of expenses by
    the adviser, the ratios of net expenses
    and net investment income (loss) to
    average net assets would have been:
  Expenses...................................       1.53%         1.90%**
  Net investment income (loss)...............       0.18%        (0.29)%**

(a)  Fund commenced operations on February 1, 2002.
*    Not annualized.
**   Annualized.

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS

M Fund, Inc. (the "Company") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of December 31, 2003, the Company consisted of four separate diversified investment portfolios:
Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund (singularly the "Fund" or collectively the "Funds"), each of which is, in effect, a separate mutual fund.

The Company offers its shares to separate accounts of certain insurance companies as the underlying funding vehicle for certain variable annuity and variable life insurance policies offered by members of M Financial Group and issued by certain life insurance companies affiliated with M Financial Group. Shares of the Company may also be sold to qualified pension and retirement plans. In addition, at December 31, 2003, shares of the Company were offered to separate accounts funding variable annuity and variable life contracts issued by John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., ING--Security Life of Denver Insurance Co., Pruco Life Insurance Co. of Arizona, Lincoln National Life Insurance Co. and New York Life and Annuity Corp.

Brandes International Equity Fund's investment objective is long-term capital appreciation by investing principally in equity securities of foreign issuers, focusing on stocks with capitalizations of $1 billion or more. Turner Core Growth Fund seeks long-term capital appreciation through a diversified portfolio of common stocks of mainly U.S. companies that show strong earning potential with reasonable market prices. Frontier Capital Appreciation Fund seeks maximum capital appreciation through investment in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalization of those companies found in the Russell 2500. Business Opportunity Value Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. issuers in the large-to-medium capitalization segment of the U.S. stock market.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION

Equity securities and other similar investments traded on a recognized U.S. securities exchange are valued at the last sale price on that exchange. If no sale occurs, equity securities traded on a U.S. exchange are valued at the mean between the closing bid and closing asked price. Equity securities and other similar investments traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price. If no sale occurs, equities traded on

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NASDAQ are valued at the mean between the closing bid and closing asked price. Equity securities and other similar investments traded on a foreign exchange are generally valued according to the latest closing values on that exchange prior to the close of the New York Stock Exchange. Equities traded on a foreign exchange, for which no sale occurs, are valued at the official bid price. Unlisted equity securities for which market quotations are readily available are valued at the last sale price or, if no sale occurs, at the mean between the last bid and last asked price. Debt securities and other fixed-income investments of the Funds with a remaining maturity of sixty-one days or more will be valued at prices supplied by independent pricing agents approved by the Board of Directors. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which there are no readily available market quotations or whose market value does not, in the investment adviser's opinion, reflect fair value, are valued at fair value using methods determined in good faith by the Board of Directors.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (i.e. collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' Investment Adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

FOREIGN CURRENCY

Brandes International Equity Fund may invest in non-U.S. dollar denominated assets. Foreign currencies, investments and other assets and liabilities of the Fund are translated into U.S. dollars at the exchange rates available at twelve noon Eastern Time. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions.

At December 31, 2003, Brandes International Equity Fund held no foreign currency contracts.

FORWARD FOREIGN CURRENCY CONTRACTS

Brandes International Equity Fund may enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts can limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FUTURES CONTRACTS

The Brandes International Equity Fund may invest in futures. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities. The Brandes International Equity Fund may enter into futures transactions only as a hedge against the risk of unexpected changes in the value of securities held or intended to be held by the Fund. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation. The use of futures contracts involves the risk of imperfect correlation in movement in the price of the futures contracts compared to the underlying hedged assets. The loss from investing in futures that are unhedged or uncovered, is potentially unlimited. The Funds enter into futures contracts only on exchanges or boards of trade where the exchange or board of trade acts as the counter party to the transaction. Thus, credit risk on such transactions is limited to the failure of the exchange or board of trade.

Upon entering into a futures contract, the Fund is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

During the year ended December 31, 2003, Brandes International Equity Fund engaged in no futures trading activity.

OPTIONS CONTRACTS

The Brandes International Equity Fund may purchase or write options.

A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security. The liability related to such options is also eliminated when this occurs. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

During the year ended December 31, 2003, Brandes International Equity Fund did not trade options contracts.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Most expenses of the Company can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between funds by the Company.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences, including the deferral of wash sales and the deferral of net realized capital losses recognized subsequent to October. Permanent differences relating to shareholder distributions will result in differing characterization of distributions made by each Fund and reclassifications to paid-in capital.

SECURITY LENDING

The Funds may lend their securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value plus accrued interest of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrowers of the securities fail financially. The Funds receive compensation in the form of fees, or it retains a portion of interest on the investments of any cash received as collateral for lending their securities. The Funds also continue to receive interest or dividends on the securities loaned.

At December 31, 2003, the value of the securities on loan and the value of the related collateral were as follows:

                                           MARKET VALUE OF
                                          LOANED SECURITIES  COLLATERAL VALUE
                                          -----------------  ----------------
Brandes International Equity Fund.......     $12,381,860       $13,117,638
Turner Core Growth Fund.................      13,538,359        14,151,304
Frontier Capital Appreciation Fund......      13,901,058        14,618,423

FEDERAL INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Therefore, no provision for federal income or excise tax is necessary. The Frontier Capital Appreciation Fund elected to defer to its fiscal year ending December 31, 2004, $18,454 of losses recognized during the period November 1, 2003 to December 31, 2003.

At December 31, 2003, certain of the Funds had tax basis capital loss carryforwards. Such losses may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

FUND                            EXPIRING IN 2009  EXPIRING IN 2010  EXPIRING IN 2011      TOTAL
----                            ----------------  ----------------  ----------------  -------------
Brandes International Equity
  Fund........................     $       --       $        --        $   50,308      $    50,308
Turner Core Growth Fund.......     $8,488,241       $19,314,771        $       --      $27,803,012
Frontier Capital
  Appreciation................     $4,542,309       $ 8,549,383        $3,507,057      $16,598,749
Business Opportunity Value
  Fund........................     $       --       $ 1,026,921        $  560,673      $ 1,587,594

2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"). The Advisory Agreement provides for the Funds to pay the Adviser a quarterly fee at an annual rate of the value of each Fund's average daily net assets as follows:

FUND                                                               TOTAL ADVISORY FEES
----                                                --------------------------------------------------
Brandes International Equity Fund.................  1.10% on the first $10 million
                                                    0.95% on the next $10 million
                                                    0.75% on the next $30 million
                                                    0.65% on the amounts above $50 million
Turner Core Growth Fund...........................  0.45%
Frontier Capital Appreciation Fund................  0.90%
Business Opportunity Value Fund...................  0.65% on the first $50 million
                                                    0.60% on the next $50 million
                                                    0.55% on the next $100 million
                                                    0.50% on the amounts above $200 million

The Adviser has engaged Brandes Investment Partners, L.P., Turner Investment Partners, Inc., Frontier Capital Management Company, LLC and Iridian Asset Management LLC to act as sub-advisers to provide day to day portfolio management for the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund, respectively.

For the period from May 1, 2003 to April 30, 2004, the Adviser has contractually agreed to reimburse each fund for any expenses (other than advisory fees, brokerage on other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a fund's annualized average net assets.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

Prior to May 1, 2003, the Adviser had voluntarily agreed to pay expenses of the Company (but not including the advisory fee, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses, as accrued for each fund, exceeded 0.25% of the estimated average daily net assets of the Fund on an annual basis.

The Adviser has retained the services of Sub-Advisers to provide the day-to-day portfolio management for the Funds. As compensation for their services, each Sub-Adviser receives a fee (paid by the Adviser) based on the average daily net assets of the applicable Fund at the following annual rates:

FUND                                                             TOTAL SUB-ADVISORY FEES
----                                                --------------------------------------------------
Brandes International Equity Fund.................  0.95% on the first $10 million
                                                    0.80% on the next $10 million
                                                    0.60% on the next $30 million
                                                    0.50% on the amounts above $50 million
Turner Core Growth Fund...........................  0.30%
Frontier Capital Appreciation Fund................  0.75%
Business Opportunity Value Fund...................  0.50% on the first $50 million
                                                    0.45% on the next $50 million
                                                    0.40% on the next $100 million
                                                    0.35% on the amounts above $200 million

M Holdings Securities, Inc. acts as distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are due the Distributor for these services.

No officer, director or employee of the Adviser, or sub-advisers receives any compensation from the Company for serving as a director or officer of the Company. The Company paid each Director who is not an officer or employee of the Adviser and their affiliates, $10,000 per annum plus $500 per meeting attended and reimbursed each such Director for travel and out-of-pocket expenses.

3. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2003, were as follows:

                                          NON-U.S. GOVERNMENT SECURITIES
                                          ------------------------------
                                            PURCHASES         SALES
                                          --------------  --------------
Brandes International Equity Fund.......   $ 45,564,611    $ 34,532,370
Turner Core Growth Fund.................    129,242,779     121,764,769
Frontier Capital Appreciation Fund......     45,501,155      34,507,542
Business Opportunity Value Fund.........     13,500,774       9,095,100

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. PURCHASES AND SALES OF SECURITIES (CONTINUED)

At December 31, 2003, aggregated gross unrealized appreciation for investment securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for investment securities in which there is an excess of tax cost over value were as follows:

                                                                              NET
                                  FEDERAL      TAX BASIS     TAX BASIS     TAX BASIS
                                 INCOME TAX    UNREALIZED    UNREALIZED    UNREALIZED
                                    COST      APPRECIATION  DEPRECIATION  APPRECIATION
                                ------------  ------------  ------------  ------------
Brandes International Equity
  Fund........................  $182,743,688  $15,053,240   $        --   $15,053,240
Turner Core Growth Fund.......    95,104,910   14,099,038      (407,336)   13,691,702
Frontier Capital Appreciation
  Fund........................   106,176,928   36,127,564    (2,224,720)   33,902,844
Business Opportunity Value
  Fund........................    15,450,544    3,074,747       (60,669)    3,014,078

4. COMMON STOCK

The Fund is authorized to issue and has classified 400,000,000 shares of common stock with a $0.001 par value. At December 31, 2003, authorized shares were allocated to each Portfolio as follows:

PORTFOLIO                                           AUTHORIZED SHARES
---------                                           -----------------
Brandes International Equity Fund.................     100,000,000
Turner Core Growth Fund...........................     100,000,000
Frontier Capital Appreciation Fund................     100,000,000
Business Opportunity Value Fund...................     100,000,000

Changes in the capital shares outstanding were as follows:

                                     BRANDES INTERNATIONAL                  TURNER CORE
                                          EQUITY FUND                       GROWTH FUND
                                --------------------------------  --------------------------------
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                     2003             2002             2003             2002
                                ---------------  ---------------  ---------------  ---------------
Shares sold...................       3,893,428        3,922,187        2,178,711       3,300,214
Shares repurchased............      (3,386,661)      (2,281,517)      (1,716,352)       (996,649)
Distributions reinvested......         119,035          587,968           14,173          17,896
                                 -------------    -------------    -------------    ------------
Net increase..................         625,802        2,228,638          476,532       2,321,461
Fund Shares:
  Beginning of year...........      12,162,126        9,933,488        6,821,790       4,500,329
                                 -------------    -------------    -------------    ------------
  End of year.................      12,787,928       12,162,126        7,298,322       6,821,790
                                 =============    =============    =============    ============

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. COMMON STOCK (CONTINUED)

                                        FRONTIER CAPITAL                BUSINESS OPPORTUNITY
                                       APPRECIATION FUND                     VALUE FUND
                                --------------------------------  --------------------------------
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                     2003             2002             2003            2002(A)
                                ---------------  ---------------  ---------------  ---------------
Shares sold...................       3,300,208        3,039,730         642,541          382,831
Shares repurchased............      (2,135,274)      (2,329,313)       (129,342)         (14,313)
Distributions reinvested......              --               --          11,572            8,712
                                 -------------    -------------    ------------     ------------
Net increase..................       1,164,934          710,417         524,771          377,230
Fund Shares:
  Beginning of period.........       5,744,175        5,033,758       1,377,230        1,000,000
                                 -------------    -------------    ------------     ------------
  End of period...............       6,909,109        5,744,175       1,902,001        1,377,230
                                 =============    =============    ============     ============

-------------------

(a)  Fund commenced operations on February 1, 2002.

5. FINANCIAL INSTRUMENTS

Brandes International Equity Fund regularly trades financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to market risks, such as forward foreign currency exchange rates. These financial instruments are limited to forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

6. CONCENTRATION

At December 31, 2003, a substantial portion of the Brandes International Equity Fund's net assets consist of securities denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Foreign securities are subject to greater price volatility, more limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. BENEFICIAL INTEREST

At December 31, 2003 the ownership of each fund was as follows:

                                                   PERCENTAGE OF OWNERSHIP
                                --------------------------------------------------------------
                                                                  JOHN HANCOCK      PACIFIC
                                   M LIFE         M FINANCIAL     VARIABLE LIFE      LIFE
                                INSURANCE CO.   HOLDINGS, INC.    INSURANCE CO.  INSURANCE CO.
                                -------------  -----------------  -------------  -------------
Brandes International Equity
  Fund........................         2.1%               --            53.0%          38.5%
Turner Core Growth Fund.......         2.0%               --            40.3%          30.5%
Frontier Capital Appreciation
  Fund........................         2.2%               --            54.0%          39.1%
Business Opportunity Value
  Fund........................        21.3%             31.9%           16.7%          24.4%

                                                 PERCENTAGE OF OWNERSHIP
                                ----------------------------------------------------------
                                ING--SECURITY   PRUCO LIFE       LINCOLN       NEW YORK
                                   LIFE OF     INSURANCE CO.  NATIONAL LIFE    LIFE AND
                                   DENVER       OF ARIZONA    INSURANCE CO.  ANNUITY CORP.
                                -------------  -------------  -------------  -------------
Brandes International Equity
  Fund........................        5.1%            1.0%           0.2%           0.1%
Turner Core Growth Fund.......        1.8%           24.8%           0.3%           0.3%
Frontier Capital Appreciation
  Fund........................        4.5%             --            0.2%            --*
Business Opportunity Value
  Fund........................        5.7%             --             --*            --

-------------------

  *  Rounds to less than 0.1%.

8. TAX INFORMATION (UNAUDITED)

The tax character of distributions paid during 2003 and 2002 were as follows:

                                               YEAR ENDED            YEAR ENDED
                                           DECEMBER 31, 2003     DECEMBER 31, 2002
                                                 AMOUNT                AMOUNT
                                          --------------------  --------------------
BRANDES INTERNATIONAL EQUITY FUND
Distributions paid from:
  Ordinary Income.......................      $(1,681,724)           $2,486,296
  Long-Term Capital Gain................               --             3,325,408
                                              -----------            ----------
Total Distributions.....................       (1,681,724)            5,811,704

TURNER CORE GROWTH FUND
Distributions paid from:
  Ordinary Income.......................      $   185,945            $  175,560
  Long-Term Capital Gain................               --                    --
                                              -----------            ----------
Total Distributions.....................          185,945               175,560

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. TAX INFORMATION (UNAUDITED) (CONTINUED)

                                               YEAR ENDED            YEAR ENDED
                                           DECEMBER 31, 2003     DECEMBER 31, 2002
                                                 AMOUNT                AMOUNT
                                          --------------------  --------------------
FRONTIER CAPITAL APPRECIATION FUND
Distributions paid from:
  Ordinary Income.......................      $        --            $       --
  Long-Term Capital Gain................               --                    --
                                              -----------            ----------
Total Distributions.....................               --                    --

BUSINESS OPPORTUNITY VALUE FUND
Distributions paid from:
  Ordinary Income.......................      $   116,416            $   67,602
  Long-Term Capital Gain................               --                    --
                                              -----------            ----------
Total Distributions.....................          116,416                67,602

At December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                      UNDISTRIBUTED   UNDISTRIBUTED   TOTAL DISTRIBUTABLE
                                     ORDINARY INCOME  LONG-TERM GAIN       EARNINGS
                                     ---------------  --------------  -------------------
Brandes International Equity
  Fund.............................      $31,554         $    --            $31,554
Turner Core Growth Fund............        4,137              --              4,137
Frontier Capital Appreciation
  Fund.............................           --              --                 --
Business Opportunity Value Fund....           --              --                 --

At December 31, 2003, the following tax information represents a disclosure of a tax benefit passed through to shareholders of M Fund, Inc.

Of the distributions made from net investment income for the below stated M Fund, Inc. Funds, the following percentages apply:

                                                        DIVIDENDS
                                                    RECEIVED DEDUCTION
                                                     FOR CORPORATIONS
                                                    ------------------
Turner Core Growth Fund...........................           100.00%
Business Opportunity Value Fund...................           100.00%

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. DIRECTOR'S TABLE (UNAUDITED)

Interested Directors & Principal Officers:*

                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS           OTHER
                             POSITION(S)     TERM OF OFFICE                                      IN FUND COMPLEX    DIRECTORSHIPS
                              HELD WITH      AND LENGTH OF          PRINCIPAL OCCUPATIONS          OVERSEEN BY         HELD BY
 NAME, ADDRESS AND AGE           FUND         TIME SERVED            DURING PAST 5 YEARS            DIRECTOR           DIRECTOR
 ---------------------      --------------  ----------------  ---------------------------------  ---------------  ------------------
 Daniel F. Byrne(1)         President       One year          Senior Vice President, Product            4         N/A
 M Fund, Inc.                                                 Development and Sales Support,
 1125 NW Couch St.,                                           M Financial Group
 Suite 900
 Portland, OR 97209                         Seven years
 (Born: 10/27/56)

 Peter W. Mullin(2)         Director        Indefinite        Chairman and Chief Executive              4         Avery Dennison
 Mullin Consulting Inc.                                       Officer, Mullin Consulting, Inc.                    Mrs. Fields
 644 S. Figueroa St.                                          (insurance agency)                                  Original
 Los Angeles, CA 90017                                                                                            Cookies, Inc.
 (Born: 1/14/41)                            Seven years

 David W. Schutt(3)         Secretary and   One year          Secretary of M Life and Director          4         N/A
 M Fund, Inc.               Treasurer                         of Finance for M Financial Group
 1125 NW Couch St.,
 Suite 900                                  Seven years
 Portland, OR 97209
 (Born: 7/4/55)

------------------------

  *  Interested person as defined by the 1940 Act.
(1) Mr. Byrne is deemed to be interested because he serves as President of the Company's investment advisor.
(2) Mr. Mullin is deemed to be interested because he owns 28% of M Financial Holdings, which controls the Company's investment advisor.
(3) Mr. Schutt is deemed to be interested because he serves as Secretary and Treasurer of the Company's investment advisor and M Holding
     Securities, Inc.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. DIRECTOR'S TABLE (UNAUDITED) (CONTINUED)

Disinterested Directors:

                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS           OTHER
                             POSITION(S)    TERM OF OFFICE**                                     IN FUND COMPLEX    DIRECTORSHIPS
                              HELD WITH      AND LENGTH OF          PRINCIPAL OCCUPATIONS          OVERSEEN BY         HELD BY
 NAME, ADDRESS AND AGE           FUND         TIME SERVED            DURING PAST 5 YEARS            DIRECTOR           DIRECTOR
 ---------------------      --------------  ----------------  ---------------------------------  ---------------  ------------------
 Gerald Bidwell             Director        Indefinite        President and Chief Executive             4         N/A
 330 SW Sixth Ave.                                            Officer, Bidwell & Co. (discount
 Portland, OR 97204                                           brokerage firm)
 (Born: 6/6/42)
                                            Seven years

 Neil E. Goldschmidt        Director        Indefinite        President, Neil                           4         N/A
 222 SW Columbia                                              Goldschmidt, Inc. (law firm)
 Suite 1850
 Portland, OR 97201                         Seven years
 (Born: 6/16/40)

 Philip Halpern             Director        Indefinite        Vice President and Chief                  4         RREEF America
 375 East 57th St.                                            Investment Officer, The                             REIT II, Inc.
 Chicago, IL 60637                                            University of Chicago, since
 (Born: 7/19/54)                                              July 21, 1998.
                                            Seven years       Treasurer and Chief Investment                      Zurich Capital
                                                              Officer, California Institute of                    Hedge Fund Index
                                                              Technology, September 1996 to                       Committee
                                                              July 1998

------------------------

There is no family relationship between any of the Directors or officers listed above.

 ** Each director serves for an indefinite term in accordance with the current by-laws of M Fund, Inc. until the date a director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Articles of Incorporation of M Fund, Inc.

                         REPORT OF INDEPENDENT AUDITOR

To the Shareholders and Board of Directors of M Fund, Inc.

    In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund (constituting M Fund, Inc., hereafter referred to as the "Funds"), at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2004

ITEM 2. CODE OF ETHICS.

    As of December 31, 2003, the Registrant has adopted a code of ethics that applies to the Registrant's President/Principal Executive Officer and Treasurer/Principal Financial and Accounting Officer. For the year ended December 31, 2003, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant's code of ethics is filed with this Form N-CSR under Item 10(a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

    The Registrant's Board of Directors has determined that the Registrant does not have an audit committee financial expert. The Board of Directors has determined that although none of the Board members who are "independent" as defined in Item 3 of new Form N-CSR individually qualifies as an audit committee financial expert as defined in Item 3 of new Form N-CSR, as a group such Independent Directors have the experience and financial expertise necessary to fulfill their oversight responsibilities, including the evaluation of the Company's financial statements. In addition, the Nominating Committee of the Board of Directors is currently conducting a search for an individual who has the attributes set forth in Item 3 of new Form N-CSR to qualify as an audit committee financial expert.

ITEM 4. PRINCIPAL FEES AND SERVICES.

     (a) AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountants, PricewaterhouseCoopers LLP for the audit of the Registrant's annual financial statements for 2003 and 2002 were $89,130 and $96,250, respectively.

     (b) AUDIT RELATED FEES: The aggregate fees billed for assurance and related services rendered by its principal accountants, PricewaterhouseCoopers LLP for the performance of the audit of the Registrant's annual financial statements and are not reported under paragraph (a) of this Item for 2002 was $3,380. Such services were for providing review of the Statement of Additional Information and prospectus documents. No such fees were billed to the Registrant by PricewaterhouseCoopers LLP for 2003.

     (c) TAX FEES: The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning for 2003 and 2002 were $26,520 and $26,000, respectively. Such services included the preparation of the year-end tax provision and excises tax work.

     (d) ALL OTHER FEES: The aggregate fees billed for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP for products and services, other than the services reported in paragraphs
          (a) through (c) of this Item for 2002 was $1,400. Such services were for providing shareholder testing for the Irish dividend withholding tax exemption. No such fees were billed to the Registrant by PricewaterhouseCoopers LLP for 2003.

     (e) (1) The Registrant's audit committee pre-approves all audit and non-audit services to be performed by the Registrant's accountant before the accountant is engaged by the Registrant to perform such services.

          (2) Not applicable.

     (f)  Not applicable.

     (g) The aggregate non-audit fees billed for professional services rendered to the Registrant by its independent auditors, PricewaterhouseCoopers LLP for 2002 was $1,400. No such services were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     (h)  Not applicable.

ITEM 5.  LISTED COMPANY AUDIT COMMITTEES.

     Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

     (a) The Registrant's Principal Executive and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures are effective based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date").

     (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act
(17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

     (a) Code of Ethics is attached.

     (b) Certification letters are attached.

     (c) Section 906 Certifications are attached.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

   (Registrant) M Fund, Inc.


   By:        /S/ Daniel F Byrne
   ------------------------------------------------------
   Daniel F. Byrne, President/Principal Executive Officer
   Date:     March 3, 2004


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



   By: :        /S/ Daniel F. Byrne
   ------------------------------------------------------
   Daniel F. Byrne, President/Principal Executive Officer
   Date:       March 3, 2004



   By: :        /S/ David W. Schutt
   ---------------------------------------------------------------------
   David W. Schutt, Treasurer/Principal Financial and Accounting Officer
   Date:   March 3, 2004